            As filed with the Securities and Exchange
                 Commission on October 30, 1997


                                                 File No. 2-63315

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.


                 Post-Effective Amendment No. 25                X
                             and/or


 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 24                        X

                  ALLIANCE GOVERNMENT RESERVES
       (Exact Name of Registrant as Specified in Charter)
      1345 Avenue of the Americas, New York, New York 10105
       (Address of Principal Executive Office) (Zip Code)

                 Registrant's Telephone Number,
               including Area Code:(800) 221-5672


                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York 10105
             (Name and address of agent for service)


It is proposed that this filing will become effective (check appropriate line)

      X  immediately upon filing pursuant to paragraph (b)
    _____on (date) pursuant to paragraph (b)
    _____60 days after filing pursuant to paragraph (a)
    _____on (date) pursuant to paragraph (a) of rule 485.
    _____75 days after filing pursuant to paragraph (a)(2)
    _____on (date) pursuant to paragraph (a)(2) of Rule 485

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))


N-1A Item No.                          Location in Prospectus
                                             (Caption)

PART A

    Item  1.  Cover Page               Cover Page

    Item  2.  Synopsis                 Expense Information

    Item  3.  Financial Highlights     Financial Highlights

    Item  4.  General Description      Investment Objectives and
              of Registrant            Policies

    Item  5.  Management of the Fund   Additional Information

    Item  6.  Capital Stock and        Additional Information
              Other Securities

    Item  7.  Purchase of Securities   Purchase and Redemption
              Being Offered            of Shares; Additional
                                       Information

    Item  8.  Redemption or            Purchase and Redemption
              Repurchase               of Shares

    Item  9.  Pending Legal            Not Applicable
              Proceedings

PART B                                 Location in Statement
                                       of Additional Information
                                             (Caption)

    Item 10.  Cover Page               Cover Page

    Item 11.  Table of Contents        Cover Page

    Item 12.  General Information      Management;
              and History              General Information

    Item 13.  Investment Objectives    Investment Objectives
              and policies             and policies Investment
                                       Restrictions

    Item 14.  Management of the Fund   Management

    Item 15.  Control Persons and      Management

              Principal Holders of
              Securities

    Item 16.  Investment Advisory and  Management
              Other Services

    Item 17.  Brokerage Allocation     General Information

    Item 18.  Capital Stock and Other  Daily Dividends -
              Securities               Determination of Net
                                       Asset Value; General
                                       Information

    Item 19.  Purchase, Redemption     Purchase and Redemption
              and Pricing of           of Shares; Daily
              Securities being         Dividends - Determination
              offered                  of Net Asset Value

    Item 20.  Tax Status               Taxes

    Item 21.  Underwriters             General Information

    Item 22.  Calculation of           General Information
              Performance Data

    Item 23.  Financial Statements     Financial Statements;
                                       Report of Independent
                                       Accountants

                                 YIELD MESSAGES

 For current recorded yield information on Alliance Government Reserves, call on a touch-tone telephone toll-free (800) 251-0539 and press the following sequence of keys: [_]1 [_]# [_]1 [_]# [_]2 [_]5 [_]#. For non-touch-tone telephones, call toll-free (800) 221-9513.

  Alliance Government Reserves (the "Fund") is a series of Alliance Government Reserves, a diversified, open-end investment company. The Fund is a money market fund with investment objectives of safety, liquidity and income. This prospectus sets forth the information about the Fund that a prospective investor should know before investing. Please retain it for future reference.

  An investment in the Fund is (i) neither insured nor guaranteed by the U.S. Government; (ii) not a deposit or obligation of, or guaranteed or endorsed by, any bank; and (iii) not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

  A "Statement of Additional Information," dated November 1, 1997, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call (800) 221-5672 or write Alliance Fund Services, Inc. at the address shown on page 7.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 (R)This registered service mark used under license from the owner, Alliance Capital Management L.P.

 CONTENTS
 --------

  Expense Information.......................................................   2
  Financial Highlights......................................................   2
  Introduction..............................................................   3
  Investment Objectives and Policies........................................   4
  Purchase and Redemption of Shares.........................................   5
  Additional Information....................................................   6

 ALLIANCE
 GOVERNMENT
 RESERVES

   [LOGO OF ALLIANCE CAPITAL APPEARS HERE]



 PROSPECTUS
 NOVEMBER 1, 1997

 ALC25PRO7

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

  Management Fees.........................................................  .47%
  12b-1 Fees..............................................................  .25
  Other Expenses..........................................................  .28
                                                                           ----
  Total Fund Operating Expenses........................................... 1.00%

EXAMPLE

                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                             ------ ------- ------- --------
You would pay the following expenses on a
 $1,000 investment, assuming a 5% annual
 return (cumulatively through the end of
 each time period):                           $10     $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

 FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR (AUDITED)

  The following tables have been audited by McGladrey & Pullen LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Addi-tional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                   YEAR ENDED JUNE 30,
                          --------------------------------------------------------------------------------------------------
                           1997    1996       1995        1994        1993        1992     1991     1990     1989     1988
                          ------  ------     -------     -------     -------     -------  -------  -------  -------  -------
Net asset value, begin-
 ning of period.........  $ 1.00  $ 1.00     $  1.00     $  1.00     $  1.00     $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                          ------  ------     -------     -------     -------     -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...   .0443   .0461(b)    .0439(b)    .0244(b)    .0256(b)    .0421    .0640    .0765    .0774   0.0612
Net realized gain on in-
 vestments..............     -0-     -0-         -0-         -0-       .0001         -0-      -0-    .0001      -0-      -0-
                          ------  ------     -------     -------     -------     -------  -------  -------  -------  -------
Net increase in net
 assets from operations.   .0443   .0461       .0439       .0244       .0257       .0421    .0640    .0766    .0774   0.0612
                          ------  ------     -------     -------     -------     -------  -------  -------  -------  -------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
Dividends from net in-
 vestment income........  (.0443) (.0461)     (.0439)     (.0244)     (.0256)     (.0421)  (.0640)  (.0765)  (.0774) (0.0612)
Distributions from net
 realized gains.........     -0-     -0-         -0-         -0-      (.0001)        -0-      -0-   (.0001)     -0-      -0-
                          ------  ------     -------     -------     -------     -------  -------  -------  -------  -------
Total dividends and dis-
 tributions.............  (.0443) (.0461)     (.0439)     (.0244)     (.0257)     (.0421)  (.0640)  (.0766)  (.0774) (0.0612)
                          ------  ------     -------     -------     -------     -------  -------  -------  -------  -------
Net asset value, end of
 period.................   $1.00  $ 1.00     $  1.00     $  1.00     $  1.00     $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                          ======  ======     =======     =======     =======     =======  =======  =======  =======  =======
TOTAL RETURNS
Total investment return
 based on:
 net asset value(a).....    4.53%   4.72%       4.48%       2.48%       2.60%       4.30%    6.61%    7.96%    8.04%    6.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (in millions)..........  $3,762  $3,205      $2,514      $2,061      $1,783      $1,572   $1,070     $584     $522     $315
Ratio to average net as-
 sets of:
Expenses, net of waivers
 and reimbursements.....    1.00%   1.00%       1.00%       1.00%       1.00%        .95%     .89%     .88%     .88%     .80%
Expenses, before waivers
 and reimbursements.....    1.00%   1.01%       1.05%       1.04%       1.02%        .97%     .93%     .98%     .98%     .90%
Net investment
 income(b)..............    4.44%   4.60%(b)    4.42%(b)    2.46%(b)    2.55%(b)    4.17%    6.28%    7.65%    7.86%    6.13%

---------------------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Net of expenses reimbursed or waived by the Adviser.
-------------------------------------------------------------------------------

  From time to time the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Dividends for the seven days ended June 30, 1997 amounted to an annualized yield of 4.62%, equivalent to an effective yield of 4.73%.

ALLIANCE GOVERNMENT RESERVES  .  .  .  .  . with investment objectives of



                          SAFETY . LIQUIDITY . INCOME


  We seek safety for the Fund by investing in a diversified list of U.S. Government securities which are selected for their liquidity and stability of principal. Liquidity of the investment portfolio is in-creased even more by our emphasis on short-term issues. Specifically, at the time of investment no security purchased can have a maturity exceeding one year, which maturity may extend to 397 days, and the av-erage maturity of the portfolio cannot exceed 90 days.


  The short average maturity of the portfolio enhances our ability to maintain the Fund's share price at $1.00--this, in turn, provides both stability of value and liquidity to you and your fellow shareholders.


  Our professional investment managers seek the maximum current income for the Fund that is consistent with safety and maintenance of liquid-ity. In addition to their knowledge and experience with money markets, our managers obtain yield advantages for the Fund by making many secu-rity purchases in especially large amounts such as $1 million and mul-tiples thereof. Persons investing for themselves usually cannot ex-ploit such money market opportunities due to the large investment sizes required.


 WHO SHOULD INVEST IN THE FUND?

  The Fund is designed for individuals, brokers, institutions, advis-ers, custodians, charities, fiduciaries, or corporations who can bene-fit from money market income--and who place value on an investment having the extra safety implicit in a portfolio containing U.S. Gov-ernment securities. The Fund also is suitable for persons and entities seeking an investment having liquidity, stability, simplicity, and convenience. Investors using the Fund avoid certain administrative burdens that they would incur by investing in money market securities directly, such as monitoring of maturity dates, safeguarding of re-ceipts and deliveries, and the maintenance of tax information and other records.



          MAJOR FEATURES AND SERVICES OF ALLIANCE GOVERNMENT RESERVES

  No withdrawal fees or penalties       Checkwriting
  Low-expense Distribution Plan         Free institutional record-keeping
   (.25 of 1% maximum annual rate)       services
  Daily compounding of dividends        IRA, SEP, 403 (b) (7) and employer-
  First-day income for investments       sponsored retirement plans
  Same-day funds for withdrawals        Low investment minimums

                      INVESTMENT OBJECTIVES AND POLICIES

 The Fund's investment objectives are--in the following order of priority-- safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Fund pursues its objectives by maintaining a portfolio of high quality money market securities of the types described in the succeeding para-graph, all of which at the time of investment have remaining maturities of one year or less, which maturities may extend to 397 days. The Fund may not change this policy or the other fundamental investment policies described in a sepa-rate section below without shareholder approval. The Fund may, without such approval, create additional portfolios which may have different investment ob-jectives. There can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved.

MONEY MARKET SECURITIES

 The securities in which the Fund invests are: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentali-ties (collectively, the "U.S. Government"), including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress; and (2) repurchase agreements that are collateralized in full each day by the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or State Street Bank and Trust Com-pany, the Fund's Custodian, and would create a loss to the Fund if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. The Fund may commit up to 15% of its net as-sets to the purchase of when-issued U.S. Government securities, whose value may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Fund. The money market securities in which the Fund may invest may have variable or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Variable rate obligations have interest rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the interest rate of the variable rate obligation is tied. Some variable rate obligations allow the holder to demand payment of principal at any time, or at specified intervals. The Fund follows Rule 2a-7 with respect to the diversification, quality and maturity of variable rate obligations.

 The Fund will comply with Rule 2a-7, including the diversification, quality and maturity limitations imposed by the Rule. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information under "Investment Objectives and Policies." To the extent that the Fund's limita-tions are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

OTHER FUNDAMENTAL INVESTMENT POLICIES

 To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) borrow money except from banks on a temporary basis or via enter-ing into reverse repurchase agreements in aggregate amounts not exceeding 10% of its assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy re-demption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist; (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to secure such borrowings; or (3) enter into repurchase agreements if, as a result thereof, more than 10% of its assets would be subject to repurchase agreements not terminable within seven days.

                       PURCHASE AND REDEMPTION OF SHARES
OPENING ACCOUNTS

  Instruct your Account Executive to open an account in the Fund in conjunc-tion with your brokerage account.

SUBSEQUENT INVESTMENTS

 A. BY CHECK THROUGH YOUR BROKERAGE FIRM

  Mail or deliver your check made payable to your brokerage firm to your Ac-count Executive who will deposit it into your brokerage account. Please indi-cate your account number on the check.

 B. BY SWEEP

  Your brokerage firm may offer an automatic "sweep" for the Fund in the oper-ation of brokerage cash accounts for its customers. Contact your Account Exec-utive to determine if a sweep is available and what the sweep parameters are.

REDEMPTIONS

 A. BY CHECKWRITING

  With this service, you may write checks made payable to any payee in any amount. Checks cannot be written for more than the principal balance (not in-cluding any accrued dividends) in your account. You must first fill out the Signature Card, which you can obtain from your Account Executive. There is a charge for check reorders. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

 B. BY SWEEP

  If your brokerage firm offers an automatic sweep service, the sweep will au-tomatically transfer from your Fund account sufficient cash to cover any debit balance that may occur in your cash account for any reason.

OPENING AN ACCOUNT DIRECTLY WITH THE FUND; SHAREHOLDER SERVICES

  If you wish to obtain an Application Form to open an account directly with the Fund or if you have any questions about the Form, purchasing shares or other Fund procedures, please telephone the Fund toll-free (800) 221-5672.

  For more information on the purchase and redemption of Fund shares, see the Statement of Additional Information. The Fund offers a variety of shareholder services. For more information about these services, call the Fund at (800) 221-5672.

                            ADDITIONAL INFORMATION

 SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be con-stant at $1.00 per share, although this price is not guaranteed. The net asset value of the Fund's shares is determined at 12:00 Noon and 4:00 p.m. (New York time) each business day. The net asset value per share is calculated by taking the sum of the value of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

 TIMING OF INVESTMENTS AND REDEMPTIONS. The Fund has two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

 During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such diffi-culty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown in this Prospectus. The Fund reserves the right to suspend or terminate its tele-phone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authen-ticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a fee for handling telephone requests for redemptions.

 Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

 If your Fund shares are not maintained through a financial intermediary, pro-ceeds from any subsequent redemption by you of Fund shares that were purchased by check or electronic funds transfer will not be forwarded to you until the Fund is reasonably assured that your check or electronic funds transfer has cleared, up to fifteen days following the purchase date. If the redemption re-quest during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

 MINIMUMS. The Fund has minimums of $1,000 for initial investments, $100 for subsequent investments and a $500 minimum maintenance balance for each ac-count. These minimums do not apply to shareholder accounts maintained through brokerage firms or other financial institutions, as such financial intermedi-aries may maintain their own minimums.

 DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of the Fund is determined each business day at 4:00 p.m. (New York time) and is paid immedi-ately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account. As such additional shares are entitled to divi-dends on following days, a compounding growth of income occurs.

 Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

 For Federal income tax purposes, distributions out of interest income earned by the Fund and net realized short-term capital gains are taxable to you as ordinary income, and distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions by the Fund may also be subject to certain state and local taxes. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its dis-tributions for the year just ended.

 THE ADVISER. The Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105, under an Advisory Agreement to provide investment advice and, in general, to conduct the Fund's management and in-vestment program, subject to the general supervision and control of the Trust-ees of the Fund. For the fiscal year ended June 30, 1997, the Fund paid the Adviser at an annual rate of .48 of 1% of the average daily value of the Fund's net assets.

 The Adviser is a leading international investment manager, supervising client accounts with assets as of September 30, 1997 totaling more than $199 billion (of which more than $71 billion represented the assets of investment compa-nies). The Adviser's clients are primarily major corporate employee benefit plans, public employee retirement plans, insurance companies, banks, founda-tions and endowment funds. The 54 registered investment companies managed by the Adviser comprising 116 separate investment portfolios currently have over two million shareholders. As of September 30, 1997, the Adviser was retained as an investment manager of employee benefit fund assets for 29 of the Fortune 100 companies.

 Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Fund's Statement of Additional Information under "Management of the Fund."

 Under a Distribution Services Agreement (the "Agreement"), the Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate average daily net assets. For the fiscal year ended June 30, 1997, the Fund paid the Adviser at an annual rate of .25 of 1% of the average daily value of the Fund's net assets. Substantially all such monies (together with significant amounts from the Adviser's own resources) are paid by the Adviser to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for administrative and account-ing services provided to the Fund, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distributing Fund shares. The Fund believes that the administrative services provided by deposi-tory institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely af-fect the Fund or its shareholders) in the future to maintain such legal con-formity should any changes in, or interpretations of, such laws or regulations occur.

 The Adviser will reimburse the Fund to the extent that the Fund's aggregate operating expenses (including the Adviser's fee and expenses of the Agreement) exceed 1% of its average daily net assets for any fiscal year.

 CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Compa-ny, P.O. Box 1912, Boston, MA 02105, is the Fund's Custodian.

Alliance Fund Services, Inc. P.O. Box 1520, Secaucus, NJ 07096-1520, and Alli-ance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively. The Transfer Agent charges a fee for its services.

 FUND ORGANIZATION. The Fund is a series of Alliance Government Reserves (the "Trust"). The Fund is one of two series of the Trust; shares of the other se-ries, Alliance Treasury Reserves, are offered by a separate prospectus. The Trust is a diversified, open-end investment company registered under the Act. The Trust was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland corporation since its formation in December 1978. The Trust's activities are supervised by its Trustees. Normally, each share of each series is entitled to one vote, and vote as a single series on matters that affect both series in substantially the same manner. Massachu-setts law does not require annual meetings of shareholders and it is antici-pated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trust-ees.

 REPORTS. You receive semi-annual and annual reports of the Fund as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.

                                 YIELD MESSAGES

 For current recorded yield information on Alliance Treasury Reserves, call on a touch-tone telephone toll-free (800) 251-0539 and press the following sequence of keys:[_]1 [_]# [_]1 [_]# [_]9 [_]0 [_]#. For non-touch-tone telephones, call toll-free (800) 221-9513.

  Alliance Treasury Reserves (the "Fund") is a series of Alliance Government Reserves, a diversified, open-end investment company. The Fund is a money market fund with investment objectives of safety, liquidity and income. This prospectus sets forth the information about the Fund that a prospective investor should know before investing. Please retain it for future reference.

  An investment in the Fund is (i) neither insured nor guaranteed by the U.S. Government; (ii) not a deposit or obligation of, or guaranteed or endorsed by, any bank; and (iii) not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

  A "Statement of Additional Information," dated November 1, 1997, which provides a further discussion of certain areas in this prospectus and other matters and which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference.
For a free copy, call (800) 221-5672 or write Alliance Fund Services, Inc. at the address shown on page 7.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 (R)This registered service mark used under license from the owner, Alliance Capital Management L.P.

 CONTENTS
 --------

  Expense Information.......................................................   2
  Financial Highlights......................................................   2
  Introduction..............................................................   3
  Investment Objectives and Policies........................................   4
  Purchase and Redemption of Shares.........................................   5
  Additional Information....................................................   6

 ALLIANCE
 TREASURY
 RESERVES

             [LOGO OF ALLIANCE CAPITAL APPEARS HERE]




 PROSPECTUS NOVEMBER 1, 1997

 ALC90PRO7

                              EXPENSE INFORMATION


SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

  Management Fees.........................................................  .50%
  12b-1 Fees..............................................................  .25
  Other Expenses..........................................................  .25
                                                                           ----
  Total Fund Operating Expenses........................................... 1.00%

EXAMPLE

                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                             ------ ------- ------- --------
You would pay the following expenses on a
 $1,000 investment, assuming a 5% annual
 return (cumulatively through the end of
 each time period):                           $10     $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

     FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                   (AUDITED)


  The following tables have been audited by McGladrey & Pullen LLP, the Fund's independent auditors whose report thereon appears in the Statement of Addi-tional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                    SEPTEMBER 1, 1993(a)
                           YEAR ENDED    YEAR ENDED    YEAR ENDED         THROUGH
                          JUNE 30, 1997 JUNE 30, 1996 JUNE 30, 1995    JUNE 30, 1994
                          ------------- ------------- ------------- --------------------
Net asset value, begin-
 ning of period.........    $   1.00      $   1.00      $   1.00          $  1.00
                            --------      --------      --------          -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...       .0443         .0466         .0460            .0260
                            --------      --------      --------          -------
LESS: DIVIDENDS
Dividends from net in-
 vestment income........      (.0443)       (.0466)       (.0460)          (.0260)
                            --------      --------      --------          -------
Net asset value, end of
 period.................    $   1.00      $   1.00      $   1.00          $  1.00
                            ========      ========      ========          =======
TOTAL RETURNS
Total investment return
 based on: net asset
 value (b)..............        4.53%         4.77%         4.71%            3.18%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (in thousands).........    $704,084      $700,558      $493,702          $80,720
Ratio to average net as-
 sets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................         .85%          .81%          .69%             .28%(c)
 Expenses, before waiv-
  ers and reimburse-
  ments.................        1.00%         1.05%         1.05%            1.28%(c)
 Net investment income
  (d)...................        4.43%         4.64%         4.86%            3.24%(c)

-------------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                ---------------

  From time to time the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Dividends for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 4.60%, equivalent to an effective yield of 4.69%. Absent such reimbursement, the annualized yield for such period would have been 4.45%, equivalent to an effective yield of 4.54%.

ALLIANCE TREASURY RESERVES  .  .  .  .  . with investment objectives of


                          SAFETY . LIQUIDITY . INCOME


  We seek safety for the Fund by investing in issues of the U.S. Trea-sury and repurchase agreements pertaining to such issues which are se-lected for their liquidity and stability of principal. Liquidity of the investment portfolio is increased even more by our emphasis on short-term issues. Specifically, at the time of investment no security purchased can have a maturity exceeding 397 days, and the average ma-turity of the portfolio cannot exceed 90 days.


  The short average maturity of the portfolio enhances our ability to maintain the Fund's share price at $1.00--this, in turn, provides both stability of value and liquidity to you and your fellow shareholders.


  Our professional investment managers seek the maximum current income for the Fund that is consistent with safety and maintenance of liquid-ity. In addition to their knowledge and experience with money markets, our managers obtain yield advantages for the Fund by making many secu-rity purchases in especially large amounts such as $1 million and mul-tiples thereof. Persons investing for themselves usually cannot ex-ploit such money market opportunities due to the large investment sizes required.


 WHO SHOULD INVEST IN THE FUND?

  The Fund is designed for individuals, brokers, institutions, advis-ers, custodians, charities, fiduciaries, or corporations who can bene-fit from money market income--and who place value on an investment having the extra safety implicit in a portfolio containing U.S. Trea-sury securities. The Fund also is suitable for persons and entities seeking an investment having liquidity, stability, simplicity, and convenience. Investors using the Fund avoid certain administrative burdens that they would incur by investing in money market securities directly, such as monitoring of maturity dates, safeguarding of re-ceipts and deliveries, and the maintenance of tax information and other records.

           MAJOR FEATURES AND SERVICES OF ALLIANCE TREASURY RESERVES

  No withdrawal fees or penalties       Checkwriting
  Low-expense Distribution Plan         Free institutional record-keeping
   (.25 of 1% maximum annual rate)       services
  Daily compounding of dividends        IRA, SEP, 403 (b) (7) and employer-
  First-day income for investments       sponsored retirement plans
  Same-day funds for withdrawals        Low investment minimums

                      INVESTMENT OBJECTIVES AND POLICIES

  The Fund's investment objectives are--in the following order of priority-- safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Fund pursues its objectives by maintaining a portfolio of high quality money market securities of the types described in the succeeding para-graph, all of which at the time of investment have remaining maturities of 397 days or less. The Fund may not change its investment objectives or the other fundamental investment policies described in a separate section below without shareholder approval. The Fund may, without such approval, create additional classes of shares in order to establish portfolios which may have different investment objectives. There can be no assurance, as is true with all invest-ment companies, that the Fund's objectives will be achieved.

MONEY MARKET SECURITIES

  The securities in which the Fund invests are: (1) issues of the U. S. Trea-sury, such as bills, certificates of indebtedness, notes and bonds; and (2) repurchase agreements that are collateralized in full each day by the types of securities listed above. These agreements are entered into with "primary deal-ers" (as designated by the Federal Reserve Bank of New York) in U.S. Govern-ment securities or State Street Bank and Trust Company, the Fund's Custodian. For each repurchase agreement, the Fund requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. In the event of a dealer default, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. The Fund may commit up to 15% of its net assets to the purchase of when-issued U.S. Treasury securities. Delivery and payment for when-issued securities takes place after the transaction date. The payment amount and the interest rate that will be received on the securities are fixed on the transaction date. The value of such securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Fund. The money market securities in which the Fund may invest may have vari-able or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Variable rate obligations have interest rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the interest rate of the variable rate obligation is tied. Some variable rate obligations allow the holder to demand payment of principal at any time, or at specified intervals. The Fund follows Rule 2a-7 with respect to the diversification, quality and maturity of variable rate obligations.

  The Fund will comply with Rule 2a-7, including the diversification, quality and maturity limitations imposed by the Rule. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information under "Investment Objectives and Policies." To the extent that the Fund's limita-tions are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

OTHER FUNDAMENTAL INVESTMENT POLICIES

  To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) borrow money except from banks on a temporary basis or via enter-ing into reverse repurchase agreements in aggregate amounts not exceeding 10% of its assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy re-demption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist; (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to secure such borrowings; or (3) enter into repurchase agreements, if as a result thereof, more than 10% of its assets would be subject to repurchase agreements not terminable within seven days.

                       PURCHASE AND REDEMPTION OF SHARES
OPENING ACCOUNTS

  Instruct your Account Executive to open an account in the Fund in conjunc-tion with your brokerage account.

SUBSEQUENT INVESTMENTS

 A BY CHECK THROUGH YOUR BROKERAGE FIRM

  Mail or deliver your check made payable to your brokerage firm to your Ac-count Executive who will deposit it into your brokerage account. Please indi-cate your account number on the check.

 B. BY SWEEP

  Your brokerage firm may offer an automatic "sweep" for the Fund in the oper-ation of brokerage cash accounts for its customers. Contact your Account Exec-utive to determine if a sweep is available and what the sweep parameters are.

REDEMPTIONS

 A. BY CHECKWRITING

  With this service, you may write checks made payable to any payee in any amount. Checks cannot be written for more than the principal balance (not in-cluding any accrued dividends) in your account. You must first fill out the Signature Card, which you can obtain from your Account Executive. There is a charge for check reorders. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

 B. BY SWEEP

  If your brokerage firm offers an automatic sweep service, the sweep will au-tomatically transfer from your Fund account sufficient cash to cover any debit balance that may occur in your cash account for any reason.

OPENING AN ACCOUNT DIRECTLY WITH THE FUND; SHAREHOLDER SERVICES

  If you wish to obtain an Application Form to open an account directly with the Fund or if you have any questions about the Form, purchasing shares or other Fund procedures, please telephone the Fund toll-free (800) 221-5672.

  For more information on the purchase and redemption of Fund shares, see the Statement of Additional Information. The Fund offers a variety of shareholder services. For more information about these services call the Fund at (800) 221-5672.

                            ADDITIONAL INFORMATION

  SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of the Fund's shares is determined at 12:00 Noon and 4:00 p.m. (New York time) each business day. The net asset value per share is calculated by taking the sum of the value of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabili-ties, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

  TIMING OF INVESTMENTS AND REDEMPTIONS. The Fund has two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

  During periods of drastic economic or market developments, such as the mar-ket break of October 1987, it is possible that shareholders would have diffi-culty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown in this Prospectus. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirma-tions of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from un-authorized or fraudulent telephone instructions. Selected dealers or agents may charge a fee for handling telephone requests for redemptions.

  Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

  If your Fund shares are not maintained through a financial intermediary, proceeds from any subsequent redemption by you of Fund shares that were pur-chased by check or electronic funds transfer will not be forwarded to you un-til the Fund is reasonably assured that your check or electronic funds trans-fer has cleared, up to fifteen days following the purchase date. If the re-demption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

  MINIMUMS. The Fund has minimums of $1,000 for initial investments, $100 for subsequent investments and a $500 minimum maintenance balance for each ac-count. These minimums do not apply to shareholder accounts maintained through brokerage firms or other financial institutions, as such financial intermedi-aries may maintain their own minimums.

  DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of the Fund is determined each business day at 4:00 p.m. (New York time) and is paid immedi-ately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account. As such additional shares are entitled to divi-dends on following days, a compounding growth of income occurs.

  Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

  For Federal income tax purposes, distributions out of interest income earned by the Fund and net realized short-term capital gains are taxable to you as ordinary income, and distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions by the Fund may also be subject to certain state and local taxes. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its dis-tributions for the year just ended.

  THE ADVISER. The Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105, under an Advisory Agreement to provide investment advice and, in general, to conduct the Fund's management and in-vestment program, subject to the general supervision and control of the Trust-ees of the Fund. For the period ended June 30, 1997, the Fund paid the Adviser at an annual rate of .49 of 1% of the average daily value of the Fund's net assets.

  The Adviser is a leading international investment manager, supervising cli-ent accounts with assets as of September 30, 1997 totaling more than $199 bil-lion (of which more than $71 billion represented the assets of investment com-panies). The Adviser's clients are primarily major corporate employee benefit plans, public employee retirement plans, insurance companies, banks, founda-tions and endowment funds. The 54 registered investment companies managed by the Adviser comprising 116 separate investment portfolios currently have over two million shareholders. As of September 30, 1997, the Adviser was retained as an investment manager of employee benefit fund assets for 29 of the Fortune 100 companies.

  Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Fund's Statement of Additional Information under "Management of the Fund."

  Under a Distribution Services Agreement (the "Agreement"), the Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate average daily net assets. For the period ended June 30, 1997, the Fund paid the Ad-viser at an annual rate of .11% of the average daily value of the Fund's net assets. Substantially all such monies (together with significant amounts from the Adviser's own resources) are paid by the Adviser to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for administrative services provided to the Fund, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distributing Fund shares. The Fund believes that the administrative services provided by depository institutions are permissi-ble activities under present banking laws and regulations and will take appro-priate actions (which should not adversely affect the Fund or its sharehold-ers) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

  The Adviser will reimburse the Fund to the extent that the Fund's aggregate operating expenses (including the Adviser's fee and expenses of the Agreement) exceed 1% of its average daily net assets for any fiscal year.

  CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Com-pany, P.O. Box 1912, Boston, MA 02105, is the Fund's Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520, and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively. The Transfer Agent charges a fee for its services.

  FUND ORGANIZATION. The Fund is a series of Alliance Government Reserves (the "Trust"). The Fund is one of two series of the Trust; shares of the other se-ries, also named Alliance Government Reserves, are offered by a separate pro-spectus. The Trust is a diversified, open-end investment company registered under the Act. The Trust was reorganized in October 1984, as a Massachusetts business trust having previously been a Maryland corporation since its forma-tion in December 1978. The Trust's activities are supervised by its Trustees. Normally, each share of each series is entitled to one vote, and vote as a single series on matters that affect both series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.

  REPORTS. You receive semi-annual and annual reports of the Fund as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.

(LOGO)                            ALLIANCE GOVERNMENT RESERVES

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672


               STATEMENT OF ADDITIONAL INFORMATION
                      November 3, 1997


                        TABLE OF CONTENTS

                                                             Page

    Investment Objectives and Policies . . . . . . . .          2

    Investment Restrictions  . . . . . . . . . . . . .          5

    Management . . . . . . . . . . . . . . . . . . . .          6

    Purchase and Redemption of Shares  . . . . . . . .         14

    Additional Information . . . . . . . . . . . . . .         18

    Daily Dividends-Determination of Net Asset Value .         20

    Taxes  . . . . . . . . . . . . . . . . . . . . . .         22

    General Information  . . . . . . . . . . . . . . .         22

    Appendix-Commercial Paper and Bond Ratings . . . .         25

    Financial Statements . . . . . . . . . . . . . . .      26-30

    Independent Auditor's Report . . . . . . . . . . .         31

_________________________________________________________________
   This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated November 1, 1997. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

               INVESTMENT OBJECTIVES AND POLICIES


         The Fund is a diversified, open-end investment company whose objectives are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. The Fund pursues its objectives by maintaining a portfolio of the following investments diversified by maturities not exceeding one year or less (which maturities pursuant to Rule 2a-7 under the Investment Company Act of 1940 as amended (the "Act"), may extend to 397 days):

         1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

         2. Repurchase agreements pertaining to the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company. It is the Fund's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or State Street Bank and Trust Company, the Fund's Custodian. For each repurchase agreement, the Fund requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed one year (or 397 days), the term of the repurchase agreement is always less than one year (or 397 days). In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets.* Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         Reverse Repurchase Agreements. While the Fund has no present plans to do so, it may enter into reverse repurchase agreements, which have the characteristics of borrowing and which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

         When-Issued Securities. Certain new issues that the Fund is permitted to purchase are available on a "when-issued" basis, that is, delivery and payment for the securities take place after the transaction date, normally within ten days (the Fund will not make any such commitments of more than thirty days). The payment amount and the interest rate that will be received on the securities are fixed on the transaction date.
The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account, cash, U.S. Government or other appropriate high-grade debt obligations of the Fund having value equal to or greater than such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the Fund's net assets would be so committed.

____________________

*   As used throughout the Prospectus and Statement of Additional
    Information, the term "assets" shall refer to the Fund's total assets.

         While there are many kinds of short-term securities used by money market investors, the Fund, in keeping with its primary investment objective of safety of principal, restricts its portfolio to the types of investments listed above. Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Fund's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates. Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "Act") and may, therefore, be changed by the Trustees of the Trust without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders. There can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved.

         Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Fund may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice.

         Rule 2a-7 under the Act. The Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

         Currently, pursuant to Rule 2a-7, the Fund may invest only in U.S. dollar-denominated "eligible securities" (as that term is defined in the Rule) that have been determined by Alliance Capital Management L.P. (the "Adviser") to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an eligible security is a security that
(i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto.

         Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

_________________________________________________________________

                     INVESTMENT RESTRICTIONS
_________________________________________________________________

         The foregoing investment objectives and policies and the following restrictions may not, except as otherwise indicated, be changed without the approval of a majority of the Fund's outstanding shares. As used in this prospectus, the term "majority of the Fund's outstanding shares" means the affirmative vote of the holders of (a) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Fund's assets will not constitute a violation of that restriction.

         The Fund:

         1. May not purchase any security which has a maturity date more than one year* from the date of the Fund's purchase;

         2. May not purchase securities other than marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto;

         3. May not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's assets would be subject to repurchase agreements not terminable within seven days (which may be considered to be illiquid) or with any one seller** if, as a result thereof, more than 5% of the Fund's assets would be invested in repurchase agreements purchased from such seller; and may not enter into any reverse repurchase agreements if, as a result thereof, the Fund's obligations with respect to reverse repurchase agreements would exceed 10% of the Fund's assets;

         4. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 10% of the Fund's

__________________________

* Which maturity, pursuant to Rule 2a-7, may extend to 397 days.

** Pursuant to Rule 2a-7, the seller of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

         5. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 10% of the Fund's assets;

         6. May not make loans, provided that the Fund may purchase securities of the type referred to in paragraph 2 above and enter into repurchase agreements with respect thereto; or

         7.   May not act as an underwriter of securities.



                           MANAGEMENT


Trustees and Officers

         The Trustees and principal officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Fund as determined under the Act. Each Trustee and officer is also a director, trustee or officer of other registered companies sponsored by the Adviser.

Trustees

         DAVE H. WILLIAMS,* 65, Chairman, is Chairman of the
Board of Directors of Alliance Capital Management Corporation
("ACMC"),** sole general partner of the Adviser with which he has been associated since prior to 1992.

_________________________

* An "interested person" of the Fund as defined in the Act. ** For purposes of this Statement of Additional Information,
    ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

         *JOHN D. CARIFA, 52, is the President, Chief Operating
Officer, and a Director of ACMC with which he has been associated since prior to 1992.

         SAM Y. CROSS, 70, was, since prior to December 1992, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System. He is also a director of Fuji Bank and Trust Co. His address is 200 East 66th Street, New York, New York 10021.

         CHARLES H. P. DUELL, 59, is President of Middleton Place Foundation with which he has been associated since prior to 1992. He is also a Director of GRC International, Inc., a Trustee Emeritus of the National Trust for Historic Preservation and serves on the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, Ashley River Road, Charleston, South Carolina 29414.

         WILLIAM H. FOULK, JR., 65, is an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1992. His address is 2 Greenwich Plaza, Suite 100, Greenwich, CT 06830.

         DONALD J. ROBINSON, 63, was formerly a partner at Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm. He was a Trustee of the Museum of the City of New
York from 1977 to 1995.  His address is 666 Fifth Avenue, 19th
Floor, New York, New York 10103.

         DAVID K. STORRS, 53, is President and Chief Executive Officer of Alternative Investment Group, LLC (a venture capital firm). He was formerly President of The Common Fund (investment management for educational institutions) with which he had been since prior to 1992. His address is 65 South Gate Lane, Southport, Connecticut 06490.

         SHELBY WHITE, 59, is an author and financial journalist.
Her address is One Sutton Place South, New York, New York
10022.

Officers

         RONALD M. WHITEHILL - President, 59, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since 1993.
Previously, he was Senior Vice President and Managing Director of
Reserve Fund since prior to 1992.

         KATHLEEN A. CORBET - Senior Vice President, 37, has been a Senior Vice President of ACMC since July 1993. Prior thereto, she was employed by Equitable Capital since prior to 1992.

         DREW BIEGEL - Senior Vice President, 46 is a Vice
President of ACMC with which he has been associated since prior to 1992.

         JOHN R. BONCZEK - Senior Vice President, 37, is a Vice
President of ACMC with which he has been associated since prior to 1992.

         ROBERT I. KURZWEIL - Senior Vice President, 46, has been a Vice President of ACMC since May 1994. Previously, he was Vice President of Sales and Business Development for Automatic Data Processing with which he had been associated since prior to 1992.

         WAYNE D. LYSKI - Senior Vice President, 56, is an
Executive Vice President of ACMC with which he has been associated since prior to 1992.

         PATRICIA NETTER - Senior Vice President, 46, is a Vice
President of ACMC with which she has been associated since prior to 1992.

         KENNETH T. CARTY - Vice President, 37 is an Assistant
Vice President of ACMC with which he has been associated since prior to 1992.

         JOHN F. CHIODI, Jr. - Vice President, 31, is a Vice
President of ACMC with which he has been associated since prior to 1992.

         DORIS T. CILIBERTI - Vice President, 33, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1992.

         MARIA R. CONA - Vice President, 42, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1992.

         WILLIAM J. FAGAN - Vice President, 35, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1992.

         JOSEPH R. LASPINA - Vice President, 37, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1992.

         LINDA D. NEIL - Vice President, 37, is an Assistant Vice
President of ACMC with which she has been associated since August
1993.  Previously, she was an Associate Director of The Reserve
Fund since prior to 1992.

         RAYMOND J. PAPERA - Vice President, 41, is a Vice
President of ACMC with which he has been associated since prior to 1992.

         EDMUND P. BERGAN, Jr. - Secretary, 47, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
with which he has been associated since prior to 1992.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
47, is a Senior Vice President of Alliance Fund Services, Inc.
and Alliance Fund Distributors, Inc. with which he has been associated since prior to 1992.

         VINCENT S. NOTO - Controller, 32, is an Assistant Vice
President of Alliance Fund Services, Inc., with which he has been associated since prior to 1992.

         As of October 15, 1997, the Trustees and officers as a group owned less than 1% of the shares of the Fund.

         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1997, the aggregate compensation paid to each of the Trustees during calendar year 1996 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                              Total Number   Total Number
                                              of Funds in    of Investment
                                              the Alliance   Portfolios Within
                               Total          Fund Complex,  the Funds,
                               Compensation   Including the  Including the
                               From the       Fund, as to    Fund, as to
                               Alliance Fund  which the      which the
Name of          Aggregate     Complex,       Trustee is a   Trustee is a
Trustee          Compensation  Including the  Director or    Director or
of the Fund      From the Fund Fund           Trustee        Trustee
___________      ____________  ______________ _____________  _______________

Dave H. Williams        $-0-    $-0-               6                15
John D. Carifa          $-0-    $-0-               52              114
Sam Y. Cross            $2,466  $ 12,000           3                12
Charles H.P. Duell      $2,466  $ 12,000           3                12
William H. Foulk, Jr.   $3,020  $144,250           34               70
Elizabeth J. McCormack  $1,775  $  9,750           3                12
Donald J. Robinson      $-0-    $137,250           42              102
David K. Storrs         $2,466  $ 12,000           3                12
Shelby White            $2,466  $ 12,000           3                12

         On August 11, 1997, Elizabeth J. McCormack resigned as a
Trustee.

         On September 8, 1997, Donald J. Robinson was elected as a Trustee.

The Adviser

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1997 of more than $199 billion (of which more than $71 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of September 30, 1997, the Adviser was retained as an investment manager of employee benefit fund assets for 29 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,450 employees who operated out of five domestic offices and the offices of subsidiaries in , Istanbul, London, Mumbai, Paris, Sao Paulo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore.

The 54 registered investment companies comprising more than 116 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA-VAP, a French insurance holding company. As of March 1, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of March 31, 1997, approximately 34% and 9% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including an employee of the Adviser who serves as a Trustee of the Fund.

         As of March 1, 1997, AXA-VAP and its subsidiaries owned 60.7% of the issued and outstanding shares of the capital stock of ECI. ECI is a public company with shares traded on the Exchange. AXA-VAP, a French company, is the holding company for an international group of insurance and related financial services companies. AXA-VAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities, principally in Western Europe, North America and the Asia/Pacific area. AXA-VAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-VAP, on March 1, 1997, 22.5% of the issued ordinary shares (representing 33.0% of the voting power) of AXA-VAP were controlled directly and indirectly by Finaxa, a French holding company. As of March 1, 1997, 61.4% of the shares (representing 72.0% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.9% of the shares, representing 40.0% of the voting power), and 23.7% of the shares of Finaxa (representing 14.6% of the voting power) were owned by Banque Paribas, a French bank ("Paribas"). Including the ordinary shares owned by Finaxa, on March 1, 1997, the Mutuelles AXA directly or indirectly controlled 26.0% of the issued ordinary shares (representing 38.1% of the voting power) of AXA-VAP.

Acting as a group, the Mutuelles AXA control AXA-VAP and Finaxa.

         In November 1996, AXA offered (the "Exchange Offer") to acquire 100% of the ordinary shares ("VAP Shares") of FF10 each of Compagnie VAP, a societe anonyme organized under the laws of France ("VAP"), in exchange for ordinary shares ("Shares") and Certificates of Guaranteed Value ("Certificates") of AXA. Each VAP shareholder that tendered VAP Shares in the Exchange Offer received two Shares and two Certificates for every five VAP Shares so tendered. On January 24, 1997, AXA acquired 91.37% of the outstanding VAP Shares. AXA-VAP currently intends to merge (the "Merger") with VAP at some future date in 1997. It is anticipated that approximately 11,706,826 additional Shares will be issued in connection with the Merger to VAP shareholders who did not tender VAP Shares in the Exchange Offer. If the Merger had been completed at March 1, 1997, Finaxa would have beneficially owned (directly and indirectly) approximately 21.7% of the Shares (representing approximately 32.0% of the voting power), and the Mutuelles AXA would have controlled (directly or indirectly through their interest in Finaxa) 25.1% of the issued ordinary shares (representing 36.8% of the voting power) of AXA-VAP. On January 17, 1997, AXA announced its intention to redeem its outstanding 6% Bonds (the "Bonds"). Between
February 14, 1997 and May 14, 1997, holders of the Bonds had the option to convert each Bond into 5.15 Shares. On May 15, 1997, each Bond still outstanding was redeemed into cash at FF1,285 plus FF9.29 accrued interest. Finaxa converted the Bonds it had owned into 2,153,308 Shares. After giving effect to the conversion of all outstanding Bonds into Shares and to the Merger as if it had been completed at March 1, 1997, Finaxa would have beneficially owned (directly and indirectly) approximately 21.4% of the Shares (representing 31.3% of the voting power), and the Mutuelles AXA would have controlled (directly or indirectly through their interest in Finaxa) 24.7% of the issued ordinary shares (representing 36.0% of the voting power) of AXA-VAP.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .50 of 1% of up to $1.25 billion of the average daily value of the Fund's net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets,
 .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily net assets of the Fund in excess of $3 billion. The fee is accrued daily and paid monthly. The Adviser will reimburse the Fund to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the fiscal years ended June 30, 1995, 1996 and 1997 the Adviser received from the Fund, advisory fees (net of reimbursement for the fiscal year ended June 30, 1995) of $10,057,300, $14,176,991 and $17,412,020, respectively. In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Trust's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. The Fund paid to the Adviser a total of $151,500, $163,000 and $164,000, respectively, for such services for the fiscal years ended June 30, 1995, 1996 and 1997.

         The Fund has made arrangements with certain broker-dealers whose customers are Fund shareholders pursuant to which the broker-dealers perform shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses the broker-dealers at cost for personnel expenses involved in providing the services. All such reimbursements must be ratified by the Trustees. For the fiscal years ended June 30, 1995, 1996 and 1997, the Fund reimbursed such broker-dealers a total of $1,406,467, $1,611,378 and $2,146,522, respectively.

         The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement until June 30, 1998 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 16, 1997.

         The Advisory Agreement will remain in effect thereafter from year to year provided that such continuance is specifically approved annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction in regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

         Rule 12b-1 adopted by the Securities and Exchange Commission under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan") with Alliance Fund Distributors, Inc. (the "Distributor") and the Adviser. Pursuant to the Plan, the Fund pays to the Distributor a Rule 12b-1 distribution services fee which may not exceed an annual rate of
 .25 of 1% of the Fund's aggregate average daily net assets. In addition, under the Agreement the Adviser makes payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by the Fund.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor and Donaldson, Lufkin & Jenrette Securities Corporation and its Pershing Division, an affiliate of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. During the fiscal year ended June 30, 1997, the Fund made payments to the Adviser for expenditures, under the Agreement in amounts aggregating $9,145,567 which constituted .25 of 1% of the Fund's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $10,301,287. Of the $19,446,854 paid by the Adviser and the Fund under the Agreement, $39,000 was paid for advertising, printing, and mailing of prospectuses to persons other than current shareholders; and $19,407,854 was paid to broker-dealers and other financial intermediaries for distribution assistance.

         The administrative and accounting services provided by banks and other depository institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.

         The Agreement became effective on July 22, 1992. Continuance of the Agreement until June 30, 1998 was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 16, 1997. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than sixty days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.



                PURCHASE AND REDEMPTION OF SHARES


         Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed.

    Accounts Not Maintained Through Financial Intermediaries

Opening Accounts - New Investments

         A. When Funds are Sent by Wire (the wire method permits immediate credit)

              1)   Telephone the Fund toll-free at
                   (800) 824-1916. The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Fund will then provide you with an account number.

              2)   Instruct your bank to wire Federal funds
                   (minimum $1,000) exactly as follows:

                        ABA 0110 0002-8
                        State Street Bank and Trust Company
                        Boston, MA  02101
                        Alliance Government Reserves
                        DDA 9903-279-9

                   Your account name as registered with the Fund
                   Your account number as registered with the Fund

              3)   Mail a completed Application Form to:

                        Alliance Fund Services, Inc.
                        P.O. Box 1520
                        Secaucus, New Jersey  07096-1520

         B.   When Funds are Sent by Check

              1)   Fill out an Application Form.

              2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "Alliance Government Reserves," to Alliance Fund Services, Inc. as in A(3) above.

Subsequent Investments

         A.   Investments by Wire (to obtain immediate credit)

              Instruct your bank to wire Federal funds (minimum
         $100) to State Street Bank and Trust Company ("State
         Street Bank") as in A(2) above.

         B.   Investments by Check

              Mail your check or negotiable bank draft (minimum
         $100), payable to "Alliance Government Reserves," to
         Alliance Fund Services, Inc. as in A(3) above.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal

Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

         A.   By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) between 9:00 a.m. and 5:00 p.m. (New York time) via orders given to Alliance Fund Services, Inc. by telephone toll-free (800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by Alliance Fund Services, Inc. prior to 12:00 Noon (New York time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by Alliance Fund Services, Inc. after 12:00 Noon and before 4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

         During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this statement of additional information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

         B.   By Checkwriting

         With this service, you may write checks made payable to any payee in any amount. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank will impose its normal charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There is a $7.50 charge for check reorders.

The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

         C.   By Mail

         You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.



                     Additional Information


         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day.
Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, the Distributor accepts purchase orders from its customers up to 2:15 p.m. New York time for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.
To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, checkwriting or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

         Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or Alliance Fund Services, Inc. at (800) 221-5672.

         Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at (800) 221-5672.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

         Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature- guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.

         The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of New Year's Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank.
On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Securities and Exchange Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned.



        DAILY DIVIDENDS--DETERMINATION OF NET ASSET VALUE


         All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. New York time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         The Fund utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. Pursuant to such rule, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and invests only in securities of high quality. The Fund also purchases instruments which, at the time of investment, have remaining maturities of no more than one year which maturities may extend to 397 days. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares; or (3) establishing a net asset value per share using available market quotations or equivalents. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

                              TAXES


         The Fund has qualified in each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.



                       GENERAL INFORMATION


         Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Portfolio securities will not be purchased from or sold to the Adviser's parent, or any subsidiary or affiliate of the parent. During the fiscal years ended June 30, 1995, 1996 and 1997, the Fund paid no brokerage commissions.

         Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees, in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Act and the law of the Commonwealth of Massachusetts. If shares of another class were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Trustees and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the Act.

         At October 15, 1997, there were 4,041,361,169 shares of beneficial interest of the Fund outstanding. To the knowledge of the Fund there were no persons who owned of record, or beneficially, 5% or more of the outstanding shares of the Fund as of October 15, 1997.

         Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel, New York, New
York, counsel for the Fund and the Adviser. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         Accountants. An opinion relating to the Fund's financial statements is given herein by McGladrey & Pullen, LLP, New York, New York, independent auditors for the Fund.

         Yield Quotations. Advertisements containing yield quotations for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933. Yield quotations are thus determined by (i) computing the net change over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of such period, and (iii) multiplying such base period return the result by (365/7)--with the resulting yield figure carried to the nearest hundredth of one percent. The Fund's effective annual yield represents a compounding of the annualized yield according to the following formula:

effective yield = [(base period return + 1)365/7] - 1

         The Fund's yield for the seven-day period ended June 30, 1997 was 4.62% which is the equivalent of a 4.73% compounded effective yield. Current yield information for the Fund can be obtained by a recorded message by telephoning toll-free at (800) 221-9513.

         Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

ALLIANCE GOVERNMENT RESERVES

ALLIANCE CAPITAL


ANNUAL REPORT
JUNE 30, 1997



STATEMENT OF NET ASSETS
JUNE 30, 1997                                      ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           U.S. GOVERNMENT AND AGENCIES-44.3%
           FEDERAL HOME LOAN BANK-14.0%
$ 50,000   5.51%, 9/24/97 FRN                      5.51%    $ 49,991,500
  60,000   5.62%, 12/04/97 FRN                     5.40       59,978,918
  52,700   5.87%, 1/30/98                          5.87       52,700,000
  56,000   5.88%, 3/24/98                          6.15       55,865,685
  14,000   6.00%, 9/24/97                          5.57       14,007,438
  53,000   6.11%, 4/17/98                          6.14       52,987,940
  29,365   9/18/97                                 5.37       29,018,958
  26,000   7/24/97                                 5.45       25,909,469
   9,645   7/22/97                                 5.49        9,614,112
  50,000   8/07/97                                 5.53       49,716,076
  24,000   10/22/97                                5.58       23,579,640
  24,080   12/22/97                                5.60       23,428,235
  65,000   7/01/97                                 6.00       65,000,000
  17,000   6/30/98                                 6.00       17,000,000
                                                            -------------
                                                             528,797,971

           FEDERAL NATIONAL MORTGAGE
           ASSOCIATION-10.4%
  79,500   5.94%, 10/15/97 FRN                     5.94       79,502,942
  47,000   6.02%, 4/15/98                          6.15       46,957,471
   2,000   9/10/97                                 5.37        1,978,818
   7,000   7/24/97                                 5.44        6,975,671
  45,000   9/05/97                                 5.49       44,547,075
  20,000   9/18/97                                 5.51       19,758,172
  25,000   9/25/97                                 5.51       24,670,931
  27,110   7/08/97                                 5.52       27,080,902
  27,000   8/11/97                                 5.53       26,829,953
  45,000   8/12/97                                 5.53       44,709,675
  67,000   8/04/97                                 5.54       66,649,441
                                                            -------------
                                                             389,661,051

           FEDERAL HOME LOAN MORTGAGE CORP.-8.5%
  69,000   5.72%, 3/17/98                          5.87       68,929,495
  46,000   5.84%, 4/08/98                          6.04       45,935,193
   4,400   7/14/97                                 5.43        4,391,372
  21,000   7/30/97                                 5.46       20,907,635
  28,000   8/04/97                                 5.46       27,855,614
  22,000   8/13/97                                 5.46       21,856,523
   3,845   7/01/97                                 5.50        3,845,000
  19,000   9/03/97                                 5.50       18,814,222
  37,005   7/18/97                                 5.51       36,908,715
  23,000   8/15/97                                 5.57       22,839,863
  46,500   7/01/97                                 6.00       46,500,000
                                                             318,783,632

           FEDERAL FARM CREDIT BANK-7.7%
  72,000   5.36%, 10/01/97 FRN                     5.36%      71,979,737
  80,000   5.39%, 6/01/98 FRN                      5.39       79,986,379
  75,000   5.43%, 5/01/98 FRN                      5.43       75,000,000
  30,000   5.60%, 11/03/97                         5.60       29,992,122
   2,520   9/10/97                                 5.37        2,493,311
   8,000   9/15/97                                 5.37        7,909,307
  24,000   11/19/97                                5.60       23,473,600
                                                            -------------
                                                             290,834,456

           STUDENT LOAN MARKETING
           ASSOCIATION-3.7%
  20,000   5.18%, 11/24/97 FRN                     5.18       19,998,126
  32,500   5.20%, 9/03/97 FRN                      5.20       32,496,699
  32,000   5.31%, 2/17/98 FRN                      5.31       31,984,429
   8,300   5.36%, 1/21/98 FRN                      5.36        8,298,667
  48,000   5.44%, 12/19/97                         5.94       47,888,378
                                                            -------------
                                                             140,666,299

           Total U.S. Government and Agencies
           (amortized cost $1,668,743,409)                 1,668,743,409

           REPURCHASE AGREEMENTS-55.3%
           CHASE SECURITIES, INC.
  50,000   5.53%, dated 6/11/97,
           due 7/14/97 in the amount of
           $50,253,458 (cost $50,000,000;
           collateralized by $40,000,000
           FN 317618, value $30,234,010,
           $12,305,000 FN 303814,
           value $11,145,491 and
           $11,560,000 FN 313040,
           value $10,752,908)(a)                   5.53       50,000,000

           CHASE SECURITIES, INC.
  37,000   5.55%, dated 6/18/97,
           due 8/18/97 in the amount of
           $37,347,954 (cost $37,000,000;
           collateralized by $14,648,945
           FN 250911, value $14,408,970,
           $19,999,000 FN 30372,
           value $18,167,979 and
           $6,000,000 FN 379176,
           value $5,913,833)(a)                    5.55       37,000,000


1



STATEMENT OF NET ASSETS (CONTINUED)                ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           CHASE SECURITIES, INC.
$ 52,000   5.58%, dated 6/24/97,
           due 9/22/97 in the amount of
           $52,725,400 (cost $52,000,000;
           collateralized by $20,147,603
           FN 377532, value $19,821,895,
           $17,977,606 FN 377535,
           value $17,599,818 and
           $17,840,000 FN 313285,
           value $17,339,662)(a)                   5.58%     $52,000,000

           FIRST BOSTON CORP.
  50,000   5.52%, dated 6/25/97,
           due 7/29/97 in the amount of
           $50,260,667 (cost $50,000,000;
           collateralized by $34,122,984
           FN 303983, value $30,822,960
           and $27,758,000 FH 00590,
           value $26,834,315)(a)                   5.52       50,000,000

           FIRST BOSTON CORP.
  45,000   5.53%, dated 6/17/97,
           due 7/18/97 in the amount of
           $45,214,228 (cost $45,000,000;
           collateralized by $25,639,370
           FH 00605, value $24,520,616
           and $23,749,000 FN 303983,
           value $45,973,476)(a)                   5.53       45,000,000

           FIRST BOSTON CORP.
  50,000   5.53%, dated 6/13/97,
           due 7/21/97 in the amount of
           $50,291,861 (cost $50,000,000;
           collateralized by $26,527,676
           FH 00612, value $25,554,119,
           $23,735,204 FN 313472,
           value 23,142,245 and
           $2,630,000 FH 00546,
           value $2,474,838)(a)                    5.53       50,000,000

           FUJI BANK
 100,000   5.51%, dated 6/16/97,
           due 7/16/97 in the amount of
           $100,459,167 (cost $100,000,000;
           collateralized by $100,000,000
           FNMA 12/22/05, value
           $97,791,674, $1,210,000
           VA 10/15/01, value $1,254,299
           and $2,850,000 FHLMC
           6/23/05, value $2,831,967)(a)           5.51      100,000,000

           GOLDMAN SACHS & CO.
  37,000   5.51%, dated 6/18/97,
           due 7/23/97 in the amount of
           $37,198,207 (cost $37,000,000;
           collateralized by $38,969,000
           FM 00672, value $37,875,735)(a)         5.51       37,000,000

           GOLDMAN SACHS & CO.
  50,000   5.53%, dated 6/04/97,
           due 7/08/97 in the amount of
           $50,261,139 (cost $50,000,000;
           collateralized by $53,833,000
           FM 00517, value $51,494,837)(a)         5.53       50,000,000

           GOLDMAN SACHS & CO.
  50,000   5.53%, dated 6/04/97,
           due 7/09/97 in the amount of
           $50,268,819 (cost $50,000,000;
           collateralized by $30,703,000
           FM 00517, value $29,371,093
           and $26,426,000 FN 303074,
           value $22,013,443)(a)                   5.53       50,000,000

           GOLDMAN SACHS & CO.
  50,000   5.53%, dated 6/04/97,
           due 7/10/97 in the amount of
           $50,276,500 (cost $50,000,000;
           collateralized by $53,830,000
           FM 00536, value $51,543,354)(a)         5.53       50,000,000

           LEHMAN BROTHERS
  40,000   5.50%, dated 6/20/97,
           due 7/21/97 in the amount of
           $40,189,444 (cost $40,000,000;
           collateralized by $20,000,000
           FN 303187, value $14,243,380,
           $26,713,415 FN 050643,
           value $10,644,559 and
           $16,765,000 FN 337174,
           value $15,962,946)(a)                   5.50       40,000,000


2



                                                   ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           LEHMAN BROTHERS
$ 87,000   5.50%, dated 6/19/97,
           due 7/23/97 in the amount of
           $87,451,917 (cost $87,000,000;
           collateralized by $10,000,000
           GN 002122, value $8,057,247,
           $24,750,000 FN 250937,
           value $24,861,261, $37,017,733
           FN 050579, value $10,095,395,
           $35,967,747 FN 303187,
           value $25,614,584 and
           $82,000,000 FN 124852,
           value $199,628,789)(a)                  5.50%     $87,000,000

           LEHMAN BROTHERS
  40,000   5.50%, dated 6/20/97,
           due 7/24/97 in the amount of
           $40,207,778 (cost $40,000,000;
           collateralized by $29,368,023
           FN 303187, value $20,914,972,
           $27,839,578 FN 124463,
           value $8,064,631 and
           $21,184,921 FN 124677,
           value $11,947,272)(a)                   5.50       40,000,000

           LEHMAN BROTHERS
  22,000   6.10%, dated 6/30/97,
           due 7/01/97 in the amount of
           $22,003,728 (cost $22,000,000;
           collateralized by $23,526,361
           GNMA 780560 6.50%, 5/15/24,
           value $22,459,775)                      6.10       22,000,000

           MORGAN STANLEY GROUP, INC.
  60,000   5.49%, dated 6/19/97,
           due 7/15/97 in the amount of
           $60,237,900 (cost $60,000,000;
           collateralized by $17,969,000
           FN 250327, value $14,481,919,
           $14,500,000 FN 303707,
           value $12,260,650, $23,000,000
           FG 00236, value $14,286,915
           and $21,564,000 FN 313017,
           value $20,485,312)(a)                   5.49       60,000,000

           MORGAN STANLEY GROUP, INC.
  79,000   5.51%, dated 6/26/97,
           due 7/10/97 in the amount of
           $79,169,279 (cost $79,000,000;
           collateralized by $10,812,000
           FN 250055, value $7,915,300,
           $21,000,000 FN 66772,
           value $18,140,254 and
           $55,535,000 FN 77433,
           value $54,982,733)(a)                   5.51       79,000,000

           MORGAN STANLEY GROUP, INC.
  50,000   5.55%, dated 5/02/97,
           due 7/01/97 in the amount of
           $50,462,500 (cost $50,000,000;
           collateralized by $52,292,000
           GN 780410, value
           $51,433,317)(a)                         5.55       50,000,000

           NIKKO SECURITIES CO.
  40,000   5.52%, dated 6/10/97,
           due 7/09/97 in the amount of
           $40,177,867 (cost $40,000,000;
           collateralized by $41,700,000
           FH 00522, value $41,136,284)(a)         5.52       40,000,000

           NIKKO SECURITIES CO.
  37,000   5.52%, dated 6/17/97,
           due 7/17/97 in the amount of
           $37,170,200 (cost $37,000,000;
           collateralized by $14,912,058
           FH 80177, value $14,710,370,
           $14,934,224 FH 80685,
           value $14,742,866 and
           $8,715,000 FH 79859,
           value $8,597,358)(a)                    5.52       37,000,000

           NIKKO SECURITIES CO.
  12,000   5.52%, dated 6/24/97,
           due 7/24/97 in the amount of
           $12,055,200 (cost $12,000,000;
           collateralized by $13,066,000
           FG 41068, value $12,275,321)(a)         5.52       12,000,000

           NIKKO SECURITIES CO.
  50,000   5.52%, dated 6/19/97,
           due 7/25/97 in the amount of
           $50,276,000 (cost $50,000,000;
           collateralized by $30,000,000
           FH 79503, value $29,560,751,
           $10,000,000 FH 78691,
           value $9,766,832 and
           $12,285,000 FH 79186,
           value $12,090,172)(a)                   5.52       50,000,000


3



STATEMENT OF NET ASSETS (CONTINUED)                ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           NIKKO SECURITIES CO.
$ 50,000   5.53%, dated 6/13/97,
           due 7/11/97 in the amount of
           $50,215,056 (cost $50,000,000;
           collateralized by $25,323,911
           FH 00512, value $24,946,963,
           $19,251,102 FH 00497,
           value $18,900,733 and
           $7,700,000 FH 00504,
           value $7,571,504)(a)                    5.53%     $50,000,000

           PAINE WEBBER GROUP, INC.
  42,000   5.52%, dated 6/06/97,
           due 7/15/97 in the amount of
           $42,251,160 (cost $42,000,000;
           collateralized by $45,065,000
           FG 00595, value $43,430,457)(a)         5.52       42,000,000

           PAINE WEBBER GROUP, INC.
  38,000   5.55%, dated 6/03/97,
           due 7/03/97 in the amount of
           $38,175,750 (cost $38,000,000;
           collateralized by $50,000,000
           FN 190830, value $36,167,606
           and $3,715,000 FN 303116,
           value $2,728,153)(a)                    5.55       38,000,000

           PAINE WEBBER GROUP, INC.
  30,000   5.56%, dated 6/25/97,
           due 7/02/97 in the amount of
           $30,032,433 (cost $30,000,000;
           collateralized by $31,897,000
           FG 00585, value $30,730,343)            5.56       30,000,000

           PAINE WEBBER GROUP, INC.
  49,000   5.56%, dated 6/24/97,
           due 7/03/97 in the amount of
           $49,068,110 (cost $49,000,000;
           collateralized by $50,000,000
           FN 190831, value $35,978,677
           and $14,650,000 FG 00584,
           value $14,138,024)(a)                   5.56       49,000,000

           PAINE WEBBER GROUP, INC.
  30,000   6.05%, dated 6/30/97,
           due 7/01/97 in the amount of
           $30,005,042 (cost $30,000,000;
           collateralized by $42,815,000
           FN 190831 6.50%, 4/01/09,
           value $30,808,541)                      6.05       30,000,000

           PRUDENTIAL SECURITIES, INC.
  52,000   5.50%, dated 6/19/97,
           due 7/17/97 in the amount of
           $52,222,444 (cost $52,000,000;
           collateralized by $24,266,680
           FN 303714, value $18,938,228,
           $19,600,000 FN 231651,
           value $12,668,987 and
           $26,690,000 FG 00279,
           value $21,579,019)(a)                   5.50       52,000,000

           PRUDENTIAL SECURITIES, INC.
  42,000   5.50%, dated 6/24/97,
           due 7/28/97 in the amount of
           $42,218,167 (cost $42,000,000;
           collateralized by $20,620,000
           FG 00272, value $17,027,430,
           $20,427,808 FH 00678,
           value $16,736,215 and
           $11,967,000 FH 00377,
           value $9,228,899)(a)                    5.50       42,000,000

           PRUDENTIAL SECURITIES, INC.
  45,000   5.53%, dated 6/17/97,
           due 7/02/97 in the amount of
           $45,103,688 (cost $45,000,000;
           collateralized by $14,333,000
           FG 51185, value $11,605,511,
           $5,122,846 FG 00188,
           value $10,202,080 and
           $25,669,923 FH 555317,
           value $24,475,501)(a)                   5.53       45,000,000

           PRUDENTIAL SECURITIES, INC.
  10,000   5.55%, dated 6/26/97,
           due 7/03/97 in the amount of
           $10,010,792 (cost $10,000,000;
           collateralized by $13,053,000
           FN 303675, value $10,253,190)           5.55       10,000,000

           PRUDENTIAL SECURITIES, INC.
  40,000   6.00%, dated 6/30/97,
           due 7/01/97 in the amount of
           $40,006,667 (cost $40,000,000;
           collateralized by $42,920,000
           FG G00629, 7.00%, 12/01/25,
           value $40,957,702)                      6.00       40,000,000


4



                                                   ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           SBC WARBURG
$ 65,000   5.50%, dated 6/06/97,
           due 7/07/97 in the amount of
           $65,307,847 (cost $65,000,000;
           collateralized by $24,439,000
           FN 367910, value $23,530,032,
           $21,038,000 FN 341537,
           value $16,162,180 and
           $30,760,000 FN 304033,
           value $26,966,137)(a)                   5.50%     $65,000,000

           SBC WARBURG
  25,000   5.50%, dated 6/05/97,
           due 7/07/97 in the amount of
           $25,122,222 (cost $25,000,000;
           collateralized by $15,957,000
           FN 368920, value $15,177,348
           and $16,146,000 FN 190044,
           value $10,461,399)(a)                   5.50       25,000,000

           SBC WARBURG
  26,000   5.50%, dated 6/10/97,
           due 7/10/97 in the amount of
           $26,119,167 (cost $26,000,000;
           collateralized by $21,143,000
           FH 00678, value $20,154,286
           and $6,872,000 FH 00378,
           value $6,550,644)(a)                    5.50       26,000,000

           SBC WARBURG
  71,000   5.50%, dated 6/19/97,
           due 7/25/97 in the amount of
           $71,390,500 (cost $71,000,000;
           collateralized by $36,140,000
           FN 050993, value $29,306,266,
           $35,882,000 FH 00678,
           value $34,204,044 and
           $10,380,049 FH 00377,
           value $8,981,673)(a)                    5.50       71,000,000

           SMITH BARNEY
  50,000   5.54%, dated 6/03/97,
           due 7/07/97 in the amount of
           $50,261,611 (cost $50,000,000;
           collateralized by $19,800,000
           FN 250373, value $20,080,558,
           $25,300,765 FH 00517,
           value $24,203,434 and
           $8,850,000 FN 250029,
           value $7,273,940)(a)                    5.54       50,000,000

           SMITH BARNEY
  87,000   5.54%, dated 6/17/97,
           due 7/22/97 in the amount of
           $87,468,592 (cost $87,000,000;
           collateralized by $92,500,000
           FH 00612, value $89,075,595)(a)         5.54       87,000,000

           SMITH BARNEY
  50,000   6.15%, dated 6/30/97,
           due 7/01/97 in the amount of
           $50,008,542 (cost $50,000,000;
           collateralized by $14,604,175
           FG C00525 8.00%, 6/01/27
           value $15,040,396, $10,978,657
           FG D80372 8,00%, 6/01/27
           value 11,306,044, $16,181,883
           FG G10353 8.00%, 4/01/10
           value $9,194,079, $8,419,059
           FG D80442 8.00%, 6/01/27
           value $8,670,577, $14,100,000
           FG L80008 6.50%, 1/01/00
           value $7,266,676 and $5,980,000
           FN 313568 8.00%, 12/01/17
           value $6,077,595)                       6.15       50,000,000

           UBS FINANCE, INC.
  49,000   5.50%, dated 6/24/97,
           due 7/14/97 in the amount of
           $49,149,722 (cost $49,000,000;
           collateralized by $52,111,000
           FH 00647, value $46,996,575)(a)         5.50       49,000,000

           UBS FINANCE, INC.
  65,000   5.50%, dated 6/18/97,
           due 7/18/97 in the amount of
           $65,297,917 (cost $65,000,000;
           collateralized by $50,000,000
           FN 250550, value $45,864,009
           and $22,123,000 FN 339326,
           value $20,581,937)(a)                   5.50       65,000,000

           UBS FINANCE, INC.
  50,000   5.62%, dated 4/29/97,
           due 7/30/97 in the amount of
           $50,718,111 (cost $50,000,000;
           collateralized by $53,885,000
           FGG 00647, value $51,665,491)(a)        5.62       50,000,000


5



STATEMENT OF NET ASSETS (CONTINUED)                ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD         VALUE
-------------------------------------------------------------------------
           UBS FINANCE, INC.
$ 25,000   5.65%, dated 4/17/97,
           due 7/16/97 in the amount of
           $25,353,125 (cost $25,000,000;
           collateralized by $26,899,000
           FHG 00647, value $25,799,201)(a)        5.65%  $   25,000,000

           Total Repurchase Agreements
           (amortized cost $2,079,000,000)                 2,079,000,000

           TOTAL INVESTMENTS-99.6%
           (amortized cost $3,747,743,409)                $3,747,743,409
           Other assets less liabilities-0.4%                 14,741,784

           NET ASSETS-100%
           (offering and redemption
           price of $1.00 per share;
           3,763,356,075 shares outstanding)              $3,762,485,193


#    All securities either mature or their interest rate changes in one year or less.

(a)  Repurchase agreements which are terminable within 7 days.

     Glossary:
     FRN - Floating rate note

     See notes to financial statements.


6



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997                           ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $198,976,472

EXPENSES
  Advisory fee (Note B)                             $17,412,020
  Distribution assistance and administrative
    service (Note C)                                 11,456,089
  Transfer agency (Note B)                            5,917,904
  Registration fees                                     815,160
  Printing                                              424,268
  Custodian fees                                        420,291
  Audit and legal fees                                   58,410
  Trustees' fees                                         14,637
  Miscellaneous                                          63,489
  Total expenses                                                     36,582,268
  Net investment income                                             162,394,204

REALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                           46,468

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $162,440,672


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS                 ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                 JUNE 30,1997     JUNE 30,1996
                                               ---------------  ---------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                        $  162,394,204   $  135,336,143
  Net realized gain on investment transactions         46,468           20,063
  Net increase in net assets from operations      162,440,672      135,356,206

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                          (162,394,204)    (135,336,143)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (Note E)                           557,419,600      690,690,859
  Total increase                                  557,466,068      690,710,922

NET ASSETS
  Beginning of year                             3,205,019,125    2,514,308,203
  End of year                                  $3,762,485,193   $3,205,019,125


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997                                      ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Government Reserves (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust consists of two portfolios: Alliance Government Reserves (the "Portfolio") and Alliance Treasury Reserves. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. As a matter of fundamental policy, the Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. TAXES
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. DIVIDENDS
The Portfolio declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

5. REPURCHASE AGREEMENTS
It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of repurchase agreements.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% on the first $1.25 billion of average daily net assets; .49 of 1% on the next $.25 billion; .48 of 1% on the next $.25 billion; .47 of 1% on the next $.25 billion; .46 of 1% on the next $1 billion; and .45% in excess of $3 billion. The Adviser has agreed to reimburse the Portfolio to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. No reimbursement was required for the year ended June 30, 1997. The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $3,969,178 for the year ended June 30, 1997.

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this Plan, the Portfolio pays the Adviser a distribution fee at the annual rate of up to .25 of 1% of the average daily value of the Portfolio's net assets. The Plan provides that the Adviser will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 1997, the distribution fee amounted to $9,145,567. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing shareholder services, and may reimburse the Adviser for accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1997, such payments by the Portfolio amounted to $2,310,522 of which $164,000 was paid to the Adviser.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1997, the cost of portfolio securities for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1997 the Portfolio had a capital loss carryforward of $870,882, of which $82,233 expires in 2001, $236,674 expires in 2002 and $551,975 expires in 2003.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At June 30, 1997, capital paid-in aggregated $3,763,356,075. Transactions, all at $1.00 per share, were as follows:

                                                 YEAR ENDED        YEAR ENDED
                                                  JUNE 30,          JUNE 30,
                                                    1997              1996
                                             ----------------  ----------------
Shares sold                                   16,812,712,717    13,672,251,535
Shares issued on reinvestments of dividends      162,394,204       135,336,143
Shares redeemed                              (16,417,687,321)  (13,116,896,819)
Net increase                                     557,419,600       690,690,859


10



FINANCIAL HIGHLIGHTS                               ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR.

                                                                       YEAR ENDED JUNE 30,
                                              --------------------------------------------------------------
                                                  1997       1996         1995         1994         1993
                                              ----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year               $1.00      $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .0443      .0461(a)     .0439(a)     .0244(a)     .0256(a)
Net realized gain on investments                    -0-        -0-          -0-          -0-       .0001
Net increase in net assets from operations       .0443      .0461        .0439        .0244        .0257

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.0443)    (.0461)      (.0439)      (.0244)      (.0256)
Distributions from net realized gains               -0-        -0-          -0-          -0-      (.0001)
Total dividends and distributions               (.0443)    (.0461)      (.0439)      (.0244)      (.0257)
Net asset value, end of year                     $1.00      $1.00        $1.00        $1.00        $1.00

TOTAL RETURNS
Total investment return based on net
  asset value (b)                                 4.53%      4.72%        4.48%        2.48%        2.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in millions)           $3,762     $3,205       $2,514       $2,061       $1,783
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements     1.00%      1.00%        1.00%        1.00%        1.00%
  Expenses, before waivers and reimbursements     1.00%      1.01%        1.05%        1.04%        1.02%
  Net investment income                           4.44%      4.60%(a)     4.42%(a)     2.46%(a)     2.55%(a)


(a)  Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.


11



INDEPENDENT AUDITOR'S REPORT                       ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS ALLIANCE GOVERNMENT RESERVES
PORTFOLIO

We have audited the accompanying statement of net assets of Alliance Government Reserves Portfolio as of June 30, 1997 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Government Reserves Portfolio as of June 30, 1997, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.



McGladrey & Pullen, LLP
New York, New York
July 29, 1997


12

                            APPENDIX


A-1+, A-1 and Prime-1 Commercial Paper Ratings

         "A-1+" is the highest, and "A-1" the second highest, commercial paper rating assigned by Standard & Poor's Corporation ("Standard & Poor's") and "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A", while Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime." Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long term debt rating is A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry and has superior management. Commercial paper issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

AAA & AA and Aaa & Aa Bond Ratings

         Bonds rated AAA and Aaa have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's AAA rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and the majority of instances they differ from AAA issues only in small degree. Moody's Aaa rating indicates the ultimate degree of protection as to principal and interest. Moody's Aa rated bonds, though also high-grade issues, are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger.

(LOGO)
                                     ALLIANCE TREASURY RESERVES
_______________________________________________________________
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
_______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        November 3, 1997

_______________________________________________________________


                        TABLE OF CONTENTS

                                                             Page

Investment Objectives and Policies..........................    2

Investment Restrictions.....................................    5

Management..................................................    6

Purchase and Redemption of Shares ..........................   16

Additional Information......................................   19

Daily Dividends-Determination of Net Asset Value............   22

Taxes....................................................... 23

General Information.........................................   24

Appendix-Commercial Paper and Bond Ratings..................   28

Financial Statements........................................29-33

Independent Auditor's Report................................   34

   This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated November 1, 1997. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.

_________________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
_______________________________________________________________

         The Fund is a diversified, open-end investment company whose objectives are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. The Fund pursues its objectives by maintaining a portfolio of the following investments diversified by maturities not exceeding 397 days:

         1. Issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds. Such issues are supported by the full faith and credit of the U.S.
Treasury.

         2. Repurchase agreements pertaining to the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company. It is the Fund's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or State Street Bank and Trust Company, the Fund's Custodian. For each repurchase agreement, the Fund requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets.** Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the
____________________

**  As used throughout the Prospectus and Statement of Additional
    Information, the term "assets" shall refer to the Fund's total assets.

underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         Reverse Repurchase Agreements. While the Fund has no present plans to do so, it may enter into reverse repurchase agreements, which have the characteristics of borrowing and which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

         When-Issued Securities. Certain new issues that the Fund is permitted to purchase are available on a "when-issued" basis - that is, delivery and payment for the securities take place after the transaction date, normally within ten days (the Fund will not make any such commitments of more than thirty days). The payment amount and the interest rate that will be received on the securities are fixed on the transaction date.
The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account, cash, U.S. Government or other appropriate high-grade debt obligations of the Fund having value equal to or greater than such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the Fund's net assets would be so committed.

         While there are many kinds of short-term securities used by money market investors, the Fund, in keeping with its primary investment objective of safety of principal, restricts its portfolio to the types of investments listed above. Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Fund's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates. Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended, (the "Act") and may, therefore, be changed by the Trustees of the Trust without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders. There can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved.

         Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Fund may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice.

         Rule 2a-7 under the Act. The Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

         Currently, pursuant to Rule 2a-7, the Fund may invest only in U.S. dollar-denominated "eligible securities" (as that term is defined in the Rule) that have been determined by the Alliance Capital Management L.P. (the "Adviser") to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an eligible security is a security that
(i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto.

         Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

_______________________________________________________________

                     INVESTMENT RESTRICTIONS
_______________________________________________________________

         The foregoing investment objectives and policies and the following restrictions may not, except as otherwise indicated, be changed without the approval of a majority of the Fund's outstanding shares. As used in this prospectus, the term "majority of the Fund's outstanding shares" means the affirmative vote of the holders of (a) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Fund's assets will not constitute a violation of that restriction.

         The Fund:

         1. May not purchase any security which has a remaining maturity of more than 397 days from the date of the Fund's purchase;

         2. May not purchase securities other than marketable obligations of the United States Treasury, or repurchase agreements pertaining thereto;

         3. May not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's net assets would be subject to repurchase agreements not terminable within seven days (which may be considered to be illiquid) or with any one seller*** if, as a result thereof, more than 5% of the Fund's assets would be invested in repurchase agreements purchased from
____________________

*** Pursuant to Rule 2a-7, the seller of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

such seller; and may not enter into any reverse repurchase agreements if, as a result thereof, the Fund's obligations with respect to reverse repurchase agreements would exceed 10% of the Fund's assets;

         4. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 10% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

         5. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 10% of the Fund's assets;

         6. May not make loans, provided that the Fund may purchase securities of the type referred to in paragraph 2 above and enter into repurchase agreements with respect thereto; or

         7. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase any restricted securities or securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and trustees of the Fund and employees of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

_______________________________________________________________

                           MANAGEMENT
_______________________________________________________________

Trustees and Officers

         The Trustees and principal officers of the Trust and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Trust as determined under the Act. Each Trustee and officer is affiliated as such with one or more of the other registered investment companies that are advised by the Adviser.

Trustees

         *DAVE H. WILLIAMS, 65, Chairman, is Chairman of the
Board of Directors of Alliance Capital Management Corporation
("ACMC"),** sole general partner of the Adviser with which he has been associated since prior to 1992.

         *JOHN D. CARIFA, 52, is the President, Chief Operating
Officer, and a Director of ACMC with which he has been associated since prior to 1992.

         SAM Y. CROSS, 70, was, since prior to December 1992, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System. He is also a director of Fuji Bank and Trust Co. His address is 200 East 66th Street, New York, New York 10021.

         CHARLES H. P. DUELL, 59, is President of Middleton Place Foundation with which he has been associated since prior to 1992. He is also a Director of GRC International, Inc., a Trustee Emeritus of the National Trust for Historic Preservation and serves on the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, Ashley River Road, Charleston, South Carolina 29414.


_______________________

*   An "interested person" of the Fund as defined in the Act.

**  For purposes of this Statement of Additional Information,
    ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

         WILLIAM H. FOULK, JR., 65, is an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1992. His address is 2 Greenwich Plaza, Suite 100, Greenwich, CT 06830.

         DONALD J. ROBINSON, 63, was formerly a partner at Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm. He was a Trustee of the Museum of the City of New
York from 1977 to 1995.  His address is 666 Fifth Avenue, 19th
Floor, New York, New York 10103.

         DAVID K. STORRS, 53, is President and Chief Executive Officer of Alternative Investment Group, LLC (a venture capital firm). He was formerly President of The Common Fund (investment management for educational institutions) with which he had been associated since prior to 1992. His address is 65 South Gate Lane, Southport, Connecticut 06490.

         SHELBY WHITE, 59, is an author and financial journalist.
Her address is One Sutton Place South, New York, New York
10022.

Officers

         RONALD M. WHITEHILL - President, 59, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since 1993.
Previously, he was Senior Vice President and Managing Director of
Reserve Fund since prior to 1992.

         KATHLEEN A. CORBET - Senior Vice President, 37, has been a Senior Vice President of ACMC since July 1993. Prior thereto, she was employed by Equitable Capital since prior to 1992.

         DREW BIEGEL - Senior Vice President, 45, is a Vice
President of ACMC with which he has been associated since prior to 1992.

         JOHN R. BONCZEK - Senior Vice President, 37, is a Vice
President of ACMC with which he has been associated since prior to 1992.

         ROBERT I. KURZWEIL - Senior Vice President, 46, has been a Vice President of ACMC since May 1994. Previously, he was Vice President of Sales and Business Development for Automatic Data Processing with which he had been associated since prior to 1992.

         WAYNE D. LYSKI - Senior Vice President, 56, is an
Executive Vice President of ACMC with which he has been associated since prior to 1992.

         PATRICIA NETTER - Senior Vice President, 46, is a Vice
President of ACMC with which she has been associated since prior to 1992.

         KENNETH T. CARTY - Vice President, 36 is an Assistant
Vice President of ACMC with which he has been associated since prior to 1992.

         JOHN F. CHIODI, Jr. - Vice President, 31, is a Vice
President of ACMC with which he has been associated since prior to 1992.

         DORIS T. CILIBERTI - Vice President, 33, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1992.

         MARIA R. CONA - Vice President, 42, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1992.

         WILLIAM J. FAGAN - Vice President, 35, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1992.

         JOSEPH R. LASPINA - Vice President, 37, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1992.

         LINDA D. NEIL - Vice President, 37, is an Assistant Vice
President of ACMC with which she has been associated since August
1993.  Previously, she was an Associate Director of The Reserve
Fund since prior to 1992.

         RAYMOND J. PAPERA - Vice President, 41, is a Vice
President of ACMC with which he has been associated since prior to 1992.

         EDMUND P. BERGAN, Jr. - Secretary, 47, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
("AFD") with which he has been associated since prior to 1992.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
47, is a Senior Vice President of Alliance Fund Services, Inc.
and Alliance Fund Distributors, Inc. with which he has been associated since prior to 1992.

         VINCENT S. NOTO - Controller, 32, is an Assistant Vice
President of Alliance Fund Services, Inc., with which he has been associated since prior to 1992.

         As of October 15, 1997, the Trustees and officers as a group owned less than 1% of the shares of the Fund.

         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1997, the aggregate compensation paid to each of the Trustees during calendar year 1996 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                Total Number
                                                 Total Number   of Investment
                                                 of Funds in    Portfolios
                                                 the Alliance   Within the
                                   Total         Fund Complex,  Funds,
                                   Compensation  Including the  Including
                                   From the      Fund, as to    the Fund, as
                                   Alliance Fund which the      to which the
                     Aggregate     Complex,      Trustee is a   Director is
Name of Trustee      Compensation  Including the Trustee or     a Trustee or
of the Fund          From the Fund Fund          Director       Director
________________     _____________ _____________ ______________ _____________

Dave H. Williams       $-0-        $-0-               6             15
John D. Carifa         $-0-        $-0-              52            114
Sam Y. Cross           $1,781      $ 12,000           3             12
Charles H.P. Duell     $1,781      $ 12,000           3             12
William H. Foulk, Jr.  $3,020      $144,250          34             70
Elizabeth J. McCormack $1,406      $  9,750           3             12
Donald J. Robinson     $-0-        $137,250          42            102
David K. Storrs        $1,781      $ 12,000           3             12
Shelby White           $1,781      $ 12,000           3             12

         On August 11, 1997, Elizabeth J. McCormack resigned as a
Trustee.

         On September 8, 1997, Donald J. Robinson was elected as a Trustee.

The Adviser

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1997 of more than $199 billion (of which more than $71 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of September 30, 1997, the Adviser was retained as an investment manager of employee benefit fund assets for 29 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,450 employees who operated out of five domestic offices and the offices of subsidiaries in , Istanbul, London, Mumbai, Paris, Sao Paulo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 54 registered investment companies comprising more than 116 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA-VAP, a French insurance holding company. As of March 1, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of March 31, 1997, approximately 34% and 9% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including an employee of the Adviser who serves as a Trustee of the Fund.

         As of March 1, 1997, AXA-VAP and its subsidiaries owned 60.7% of the issued and outstanding shares of the capital stock of ECI. ECI is a public company with shares traded on the Exchange. AXA-VAP, a French company, is the holding company for an international group of insurance and related financial services companies. AXA-VAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities, principally in Western Europe, North America and the Asia/Pacific area. AXA-VAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-VAP, on March 1, 1997, 22.5% of the issued ordinary shares (representing 33.0% of the voting power) of AXA-VAP were controlled directly and indirectly by Finaxa, a French holding company. As of March 1, 1997, 61.4% of the shares (representing 72.0% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.9% of the shares, representing 40.0% of the voting power), and 23.7% of the shares of Finaxa (representing 14.6% of the voting power) were owned by Banque Paribas, a French bank ("Paribas"). Including the ordinary shares owned by Finaxa, on March 1, 1997, the Mutuelles AXA directly or indirectly controlled 26.0% of the issued ordinary shares (representing 38.1% of the voting power) of AXA-VAP. Acting as a group, the Mutuelles AXA control AXA-VAP and Finaxa.

         In November 1996, AXA offered (the "Exchange Offer") to acquire 100% of the ordinary shares ("VAP Shares") of FF10 each of Compagnie VAP, a societe anonyme organized under the laws of France ("VAP"), in exchange for ordinary shares ("Shares") and Certificates of Guaranteed Value ("Certificates") of AXA. Each VAP shareholder that tendered VAP Shares in the Exchange Offer received two Shares and two Certificates for every five VAP Shares so tendered. On January 24, 1997, AXA acquired 91.37% of the outstanding VAP Shares. AXA-VAP currently intends to merge (the "Merger") with VAP at some future date in 1997. It is anticipated that approximately 11,706,826 additional Shares will be issued in connection with the Merger to VAP shareholders who did not tender VAP Shares in the Exchange Offer. If the Merger had been completed at March 1, 1997, Finaxa would have beneficially owned (directly and indirectly) approximately 21.7% of the Shares (representing approximately 32.0% of the voting power), and the Mutuelles AXA would have controlled (directly or indirectly through their interest in Finaxa) 25.1% of the issued ordinary shares (representing 36.8% of the voting power) of AXA-VAP. On January 17, 1997, AXA announced its intention to redeem its outstanding 6% Bonds (the "Bonds"). Between February 14, 1997 and May 14, 1997, holders of the Bonds had the option to convert each Bond into 5.15 Shares. On May 15, 1997, each Bond still outstanding was redeemed into cash at FF1,285 plus FF9.29 accrued interest. Finaxa converted the Bonds it had owned into

2,153,308 Shares. After giving effect to the conversion of all outstanding Bonds into Shares and to the Merger as if it had been completed at March 1, 1997, Finaxa would have beneficially owned (directly and indirectly) approximately 21.4% of the Shares (representing 31.3% of the voting power), and the Mutuelles AXA would have controlled (directly or indirectly through their interest in Finaxa) 24.7% of the issued ordinary shares (representing 36.0% of the voting power) of AXA-VAP.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Trust who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .50 of 1% of up to $1.25 billion of the average daily value of the Fund's net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets,
 .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily net assets of the Fund in excess of $3 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. The Adviser also voluntarily agreed to reimburse the Portfolio from July 1, 1994 to July 14, 1994 for expenses exceeding .45 of 1% of its average daily net assets, from July 15, 1994 to March 8, 1995 for expenses exceeding .60 of 1% of its average daily net assets, from March 9, 1995 to March 26, 1995 for expenses exceeding .70 of 1% of its average daily net assets, from March 27, 1995 to April 25, 1996 for expenses exceeding .80 of 1% of its average daily net assets and from April 26, 1996 to June 30, 1997 for expenses exceeding .85 of 1% of its average daily net assets. Accordingly, for the fiscal periods ended
June 30, 1995, 1996 and 1997, the Adviser received from the Fund advisory fees of $1,044,322, $2,681,355 and $3,339,651, respectively (net of reimbursements for the fiscal periods ended 1995 and 1997). In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser;

costs of maintenance of the Trust's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. The Fund paid to the Adviser a total of $119,000, $127,000 and $131,000 for such services for the fiscal years ended June 30, 1995. 1996 and 1997, respectively.

         The Fund has made arrangements with certain broker-dealers whose customers are Fund shareholders pursuant to which the broker-dealers perform shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses the broker-dealers at cost for personnel expenses involved in providing the services. All such reimbursements must be ratified by the Trustees. For the years ended June 30, 1995, 1996 and 1997, the Fund reimbursed such broker-dealers a total of $52,438, $111,603 and $132,648, respectively.

         The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement until June 30, 1998 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 16, 1997.

         The Advisory Agreement will remain in effect thereafter from year to year provided that such continuance is specifically approved annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction in regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

         Rule 12b-1 adopted by the Securities and Exchange Commission under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares. Pursuant to such rule the Fund has adopted a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc. (the "Distributor") and the Adviser under which the Fund makes payments each month to the Adviser in an amount that will not exceed, on an annualized basis, of .25 of 1% of the Fund's aggregate average daily net assets. In addition, under the Agreement the Adviser makes payments for distribution assistance and for administrative, accounting and other services from its own resources which may include the management fee paid by the Fund.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor and Donaldson, Lufkin & Jenrette Securities Corporation and its Pershing Division, an affiliate of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. For the year ended June 30, 1997, the Fund made payments to the Adviser for expenditures under the Agreement in amounts aggregating $787,937 which constituted .11% at an annual rate of the Fund's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $2,484,891. Of the $3,272,828 paid by the Adviser and the Fund under the Agreement, $28,000 was paid for advertising, printing, and mailing of prospectuses to persons other than current shareholders; and $3,244,828 was paid to broker-dealers and other financial intermediaries for distribution assistance.

         The administrative, accounting and other services provided by broker-dealers, depository institutions and other financial intermediaries may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative, accounting and other services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Trust reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office. The Agreement was initially approved for the Fund by the Trustees at a meeting held on June 14, 1993. Continuance of the Agreement until June 30, 1998 was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 16, 1997. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Trust nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Adviser. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than sixty days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Adviser and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.

_______________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________

         Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed.

         Accounts Not Maintained Through Financial Intermediaries

Opening Accounts -- New Investments

         A. When Funds are Sent by Wire (the wire method permits immediate credit)

              1)   Telephone the Fund toll-free at
                   (800) 824-1916. The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Fund will then provide you with an account number.

              2)   Instruct your bank to wire Federal funds
                   (minimum $1,000) exactly as follows:

                        ABA 0110 0002-8
                        State Street Bank and Trust Company
                        DDA 9903-279-9
                        Attention:  Mutual Funds Division
                        Alliance Treasury Reserves

                   Your account name as registered with the Fund
                   Your account number as registered with the Fund

              3)   Mail a completed Application Form to:

                        Alliance Fund Services, Inc.
                        P.O. Box 1520
                        Secaucus, New Jersey  07096-1520

         B.   When Funds are Sent by Check

              1)   Fill out an Application Form.

              2) Mail the completed Application Form along with your check or negotiable bank draft (minimum
                   $1,000), payable to "Alliance Treasury
                   Reserves," to Alliance Fund Services, Inc. as in A(3) above.

Subsequent Investments

         A.   Investments by Wire (to obtain immediate credit)

              Instruct your bank to wire Federal funds (minimum
$100) to State Street Bank and Trust Company ("State Street
Bank") as in A(2) above.

         B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Treasury Reserves," to Alliance Fund
Services, Inc. as in A(3) above.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

         A.   By Telephone

              You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) between 9:00 a.m. and 5:00 p.m. (New York time) via orders given to Alliance Fund Services, Inc. by telephone toll-free (800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by Alliance Fund Services, Inc. prior to 12:00 Noon (New York time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by Alliance Fund Services, Inc. after 12:00 Noon and before
4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

         During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this statement of additional information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

         B.   By Checkwriting

              With this service, you may write checks made payable to any payee in any amount. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank will impose its normal charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There is a $7.50 charge for check reorders.

The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

         C.   By Mail

              You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

_______________________________________________________________

                     ADDITIONAL INFORMATION
_______________________________________________________________

         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day.
Accordingly, an investor should familiarize himself with the deadlines set by his institution. (For example, the Distributor accepts purchase orders from its customers up to 2:15 p.m. New York time for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his account at the net asset value. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, checkwriting or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

         Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or Alliance Fund Service, Inc. at (800) 221-5672.

         Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at
(800) 221-5672.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

         Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.

         The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of New Year's Day, Washington's Birthday

(observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank.
On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Securities and Exchange Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned.

_______________________________________________________________

        DAILY DIVIDENDS--DETERMINATION OF NET ASSET VALUE
_______________________________________________________________

         All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. New York time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         The Fund utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. Pursuant to such rule, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases instruments which, at the time of investment, have remaining maturities of no more than 397 days and invests only in eligible securities. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares; or
(3) establishing a net asset value per share using available market quotations or equivalents. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_______________________________________________________________

                              TAXES
_______________________________________________________________

         The Fund has qualified in each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund intends to distribute all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

         Portfolio Transactions. Subject to the general supervision of the Trustees of the Trust, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there may be a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Portfolio securities will not be purchased from or sold to the Adviser's parent, or any subsidiary or affiliate of the parent. For the fiscal years ended June 30, 1995, 1996 and 1997, the Fund paid no brokerage commissions.

         Capitalization. All shares of the Trust, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees, in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Act and the law of the Commonwealth of Massachusetts. Shares of each portfolio are normally entitled to one vote for all purposes. Generally, shares of all portfolios vote as a single series for the election of Trustees and on any other matter that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio vote as separate series. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Trust, are set forth in Section 16(c) of the Act.

         At October 15, 1997, there were 701,254,436 shares of beneficial interest of the Fund outstanding. To the knowledge of the Fund there were no persons who owned of record or beneficially 5% or more of the outstanding shares of the Fund as of October 15, 1997.

         Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel, New York, New
York, counsel for the Fund and the Adviser. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         Accountants. An opinion relating to the Fund's financial statements is given herein by McGladrey & Pullen, LLP, New York, New York, independent auditors for the Trust.

         Yield Quotations. Advertisements containing yield quotations for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933. Yield quotations are thus determined by (i) computing the net change over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of such period, and (iii) multiplying such base period return the result by (365/7)--with the resulting yield figure carried to the nearest hundredth of one percent. The Fund's effective annual yield represents a compounding of the annualized yield according to the following formula:

effective yield = [(base period return + 1)365/7] - 1

         The Fund's yield for the seven-day period ended June 30, 1997, after expense reimbursement, was 4.60% which is the equivalent of a 4.69% compounded effective yield. Absent such reimbursement, the annualized yield for such period would have been 4.45%, equivalent to an effective yield of 4.54%. Current yield information for the Fund can be obtained by a recorded message by telephoning toll-free at (800) 221-9513.

         Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

ALLIANCE TREASURY RESERVES

ALLIANCE CAPITAL


ANNUAL REPORT
JUNE 30, 1997



PORTFOLIO OF INVESTMENTS
JUNE 30, 1997                                        ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY                               YIELD          VALUE
-------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATIONS-50.2%
           U.S. TREASURY NOTES-48.1%
$ 30,000   5.25%, 12/31/97                         5.80%    $ 29,911,558
  10,000   5.50%, 7/31/97                          5.15       10,001,674
  30,000   5.63%, 10/31/97                         5.43       30,014,520
  20,000   5.75%, 10/31/97                         5.36       20,008,309
  55,000   5.75%, 9/30/97                          5.41       55,026,269
  50,000   5.88%, 7/31/97                          5.28       50,020,369
  10,000   6.00%, 12/31/97                         5.77       10,007,525
  10,000   6.13%, 3/31/98                          6.01       10,008,387
  33,000   6.50%, 8/15/97                          5.20       33,047,782
  75,000   8.50%, 7/15/97                          5.12       75,093,708
  15,000   8.63%, 8/15/97                          5.41       15,057,387
                                                            -------------
                                                             338,197,488

           U.S. TREASURY BILL-2.1%
  15,000   7/24/97                                 5.25       14,950,981
           Total U.S. Government Obligations
           (amortized cost $353,148,469)                     353,148,469

           REPURCHASE AGREEMENTS-48.2%
           BZW SECURITIES
  34,000   5.90%, dated 6/30/97, due 7/01/97
           in the amount of $34,005,572
           (cost $34,000,000; collateralized
           by $29,605,000 U.S. Treasury Bond,
           8.125%, 8/15/19, value $34,591,234)     5.90       34,000,000

           CHASE SECURITIES, INC.
  10,000   5.70%, dated 6/30/97,
           due 7/01/97 in the amount of
           $10,001,583 (cost $10,000,000;
           collateralized by $10,000,000
           U.S. Treasury Note, 5.875%,
           1/31/99, value $10,215,314)             5.70       10,000,000

           DEUTSCHE BANK
  34,000   5.85%, dated 6/30/97,
           due 7/01/97 in the amount of
           $34,005,525 (cost $34,000,000;
           collateralized by $23,101,000
           U.S. Treasury Bond, 11.25%,
           2/15/15, value $34,429,544)             5.85       34,000,000

           FIRST BOSTON CORP.
  15,000   5.40%, dated 6/18/97,
           due 7/09/97 in the amount of
           $15,047,250 (cost $15,000,000;
           collateralized by $10,502,000
           U.S. Treasury Bond, 12.00%,
           8/15/13, value $15,241,698)(a)          5.40       15,000,000

           FIRST BOSTON CORP.
  18,000   5.42%, dated 6/04/97,
           due 7/03/97 in the amount of
           $18,078,590 (cost $18,000,000;
           collateralized by $17,739,000
           U.S. Treasury Bond, 7.25%,
           5/15/16, value $18,659,210)(a)          5.42       18,000,000

           GOLDMAN SACHS & CO.
  18,000   5.40%, dated 6/11/97,
           due 7/01/97 in the amount of
           $18,054,000 (cost $18,000,000;
           collateralized by $14,115,000
           U.S. Treasury Note, 11.625%,
           11/15/04, value $18,492,855)(a)         5.40       18,000,000

           GOLDMAN SACHS & CO.
  15,000   5.44%, dated 6/18/97,
           due 7/02/97 in the amount of
           $15,031,733 (cost $15,000,000;
           collateralized by $12,525,000
           U.S. Treasury Bond, 8.50%,
           2/15/20, value $15,235,239)(a)          5.44       15,000,000


1



PORTFOLIO OF INVESTMENTS (CONTINUED)                 ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY                               YIELD          VALUE
-------------------------------------------------------------------------
           J.P. MORGAN & CO.
$ 17,000   5.41%, dated 6/26/97,
           due 7/17/97 in the amount of
           $17,053,649 (cost $17,000,000;
           collateralized by $12,869,000
           U.S. Treasury Note, 12.75%,
           5/15/05, value $17,320,869)(a)          5.41%     $17,000,000

           J.P. MORGAN & CO.
  17,000   5.95%, dated 6/30/97,
           due 7/01/97 in the amount of
           $17,002,810 (cost $17,000,000;
           collateralized by $11,418,000
           U.S. Treasury Bond, 12.50%,
           8/15/14, value $17,298,881)             5.95       17,000,000

           MORGAN STANLEY GROUP, INC.
  16,000   5.39%, dated 6/24/97,
           due 7/10/97 in the amount of
           $16,038,329 (cost $16,000,000;
           collateralized by $11,580,000
           U.S. Treasury Bond, 12.75%,
           11/15/10, value $16,244,568)(a)         5.39       16,000,000

           SANWA BANK
  17,000   5.40%, dated 6/26/97,
           due 7/11/97 in the amount of
           $17,038,250 (cost $17,000,000;
           collateralized by $17,027,000
           U.S. Treasury Note, 6.375%,
           3/31/01, value $17,307,526)(a)          5.40       17,000,000

           SANWA BANK
  17,000   5.40%, dated 6/26/97,
           due 7/16/97 in the amount of
           $17,051,000 (cost $17,000,000;
           collateralized by $17,017,000
           U.S. Treasury Note, 6.50%,
           6/31/01, value $17,458,147)(a)          5.40       17,000,000

           SBC WARBURG
  20,000   5.39%, dated 6/06/97,
           due 7/02/97 in the amount of
           $20,077,856 (cost $20,000,000;
           collateralized by $14,677,000
           U.S. Treasury Bond, 12.75%,
           11/15/10, value $20,589,079) (a)        5.39       20,000,000

           SBC WARBURG
  14,000   5.85%, dated 6/30/97,
           due 7/01/97 in the amount of
           $14,002,275 (cost $14,000,000;
           collateralized by $11,345,000
           U.S. Treasury Bond, 9.125%,
           5/15/18, value $14,268,110)             5.85       14,000,000

           SMITH BARNEY
  18,000   5.41%, dated 6/19/97,
           due 7/02/97 in the amount of
           $18,035,165 (cost $18,000,000;
           collateralized by $13,216,000
           U.S. Treasury Note, 9.00%,
           5/15/98, value $13,723,990
           and $4,710,000
           U.S. Treasury Note 5.75%,
           8/15/03 value $4,646,148)(a)            5.41       18,000,000

           SMITH BARNEY
  15,000   5.44%, dated 6/03/97,
           due 7/07/97 in the amount of
           $15,077,067 (cost $15,000,000;
           collateralized by $12,495,000
           U.S. Treasury Bond, 8.75%,
           8/15/20, value $15,581,343)(a)          5.44       15,000,000

           STATE STREET BANK AND TRUST CO.
  10,700   5.60%, dated 6/30/97,
           due 7/01/97 in the amount of
           $10,701,664 (cost $10,700,000;
           collateralized by $10,985,000
           U.S. Treasury Note, 5.25%,
           12/31/97, value $10,967,835)            5.60       10,700,000

           UBS FINANCE, INC.
  20,000   5.57%, dated 4/09/97,
           due 7/08/97 in the amount of
           $20,278,500 (cost $20,000,000;
           collateralized by $18,999,000
           U.S. Treasury Note, 7.25%,
           8/15/04, value $20,308,264)(a)          5.57       20,000,000


2



                                                     ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY                               YIELD          VALUE
-------------------------------------------------------------------------
           UBS FINANCE, INC.
$ 14,000   5.90%, dated 6/30/97,
           due 7/01/97 in the amount of
           $14,002,294 (cost $14,000,000;
           collateralized by $12,206,000
           U.S. Treasury Bond, 8.125%,
           8/15/21, value $14,311,388)             5.90%    $ 14,000,000

           Total Repurchase Agreements
           (amortized cost $339,700,000)                     339,700,000

           TOTAL INVESTMENTS-98.4%
           (amortized cost $692,848,469)                    $692,848,469
           Other assets less liabilities-1.6%                 11,235,958

           NET ASSETS-100%
           (offering and redemption
           price of $1.00 per share;
           704,067,835 shares outstanding)                  $704,084,427


(a)  Repurchase agreements which are terminable within 7 days.

     See notes to financial statements.


3



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997                                        ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $692,848,469)          $692,848,469
  Receivable for investments sold                                    46,041,178
  Interest receivable                                                 7,810,768
  Receivable for capital stock sold                                     450,107
  Deferred organization expense                                          10,614
  Total assets                                                      747,161,136

LIABILITIES
  Due to custodian                                                      350,690
  Payable for investments purchased                                  41,619,074
  Payable for capital stock redeemed                                    545,260
  Investment advisory fee payable                                       242,536
  Distribution fee payable                                               67,291
  Accrued expenses                                                      251,858
  Total liabilities                                                  43,076,709

NET ASSETS                                                         $704,084,427

COMPOSITION OF NET ASSETS
  Paid-in-capital                                                  $704,067,835
  Accumulated net realized gain on investment transactions               16,592
                                                                   $704,084,427


4



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997                             ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $36,226,981

EXPENSES
  Advisory fee (Note B)                             $ 3,430,146
  Distribution assistance and administrative
    service (Note C)                                  1,978,721
  Transfer agency (Note B)                              924,875
  Registration expense                                  193,296
  Custodian fees                                        158,554
  Printing                                               82,231
  Audit and legal fees                                   42,671
  Trustees' fees                                         11,255
  Amortization of organization expense                    9,125
  Miscellaneous                                          18,005
  Total expenses                                      6,848,879
  Less: expense reimbursement and fee waiver         (1,017,631)
  Net expenses                                                       5,831,248
  Net investment income                                             30,395,733

REALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                          17,487

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $30,413,220



STATEMENT OF CHANGES IN NET ASSETS
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                   JUNE 30, 1997  JUNE 30, 1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $ 30,395,733   $ 24,908,350
  Net realized gain on investment transactions           17,487          3,652
  Net increase in net assets from operations         30,413,220     24,912,002

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                             (30,395,733)   (24,908,350)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (Note E)                               3,509,283    206,852,122
  Total increase                                      3,526,770    206,855,774

NET ASSETS
  Beginning of year                                 700,557,657    493,701,883
  End of year                                      $704,084,427   $700,557,657


See notes to financial statements


5



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997                                        ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Government Reserves (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust consists of two portfolios: Alliance Government Reserves and Alliance Treasury Reserves (the "Portfolio"). Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. As a matter of fundamental policy, the Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. ORGANIZATION EXPENSES
The organization expenses of the Portfolio are being amortized against income on a straight-line basis through September, 1998.

3. TAXES
It is the Portfolio's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. DIVIDENDS
The Portfolio declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

6. REPURCHASE AGREEMENTS
It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% on the first $1.25 billion of average daily net assets; .49 of 1% on the next $.25 billion; .48 of 1% on the next $.25 billion; .47 of 1% on the next $.25 billion; .46 of 1% on the next $1 billion; and .45 of 1% in excess of $3 billion.

The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. The Adviser also voluntarily agreed to reimburse the Portfolio for the year ended June 30, 1997 for expenses exceeding .85 of 1% of its average daily net assets. For the year ended June 30, 1997 the reimbursement amounted to $90,495. The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $508,795 for the year ended June 30, 1997.


6



                                                     ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this Plan, the Portfolio pays the Adviser a distribution fee at the annual rate of up to .25% of 1% of the average daily value of the Portfolio's net assets. The Plan provides that the Adviser will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 1997, the distribution fee amounted to $1,715,073 of which $927,136 was waived. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing shareholder services and may reimburse the Adviser for accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1997, such payments by the Portfolio amounted to $263,648 of which $131,000 was paid to the Adviser.

NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1997, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At June 30, 1997, capital paid-in aggregated $704,067,835. Transactions, all at $1.00 per share, were as follows:

                                                 YEAR ENDED        YEAR ENDED
                                                  JUNE 30,          JUNE 30,
                                                    1997              1996
                                              ---------------   ---------------
Shares sold                                    3,406,513,740     3,173,100,216
Shares issued on reinvestments of dividends       30,395,733        24,908,350
Shares redeemed                               (3,433,400,190)   (2,991,156,444)
Net increase                                       3,509,283       206,852,122


7



FINANCIAL HIGHLIGHTS                                 ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                   SEPTEMBER 1,
                                                        YEAR ENDED JUNE 30,           1993(A)
                                               ----------------------------------     THROUGH
                                                   1997        1996        1995    JUNE 30, 1994
                                               ----------  ----------  ----------  -------------
Net asset value, beginning of period            $  1.00     $  1.00     $  1.00     $  1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                         .0443       .0466       .0460       .0260

LESS: DIVIDENDS
Dividends from net investment income             (.0443)     (.0466)     (.0460)     (.0260)
Net asset value, end of period                  $  1.00     $  1.00     $  1.00     $  1.00

TOTAL RETURNS
Total investment return based on:
  net asset value (c)                              4.53%       4.77%       4.71%       3.18%(d)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)       $704,084    $700,558    $493,702     $80,720
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements       .85%        .81%        .69%        .28%(d)
  Expenses, before waivers and reimbursements      1.00%       1.05%       1.05%       1.28%(d)
  Net investment income (b)                        4.43%       4.64%       4.86%       3.24%(d)


(a)  Commencement of operations.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(d)  Annualized.


8



INDEPENDENT AUDITOR'S REPORT                         ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDER ALLIANCE TREASURY RESERVES PORTFOLIO

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Alliance Treasury Reserves Portfolio as of June 30, 1997 and the related statement of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Treasury Reserves Portfolio as of June 30, 1997, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
New York, New York
July 29, 1997


9

_______________________________________________________________

                            APPENDIX
_______________________________________________________________

A-1+, A-1 and Prime-1 Commercial Paper Ratings

         "A-1+" is the highest, and "A-1" the second highest, commercial paper rating assigned by Standard & Poor's Corporation ("Standard & Poor's") and "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A", while Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime." Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long term debt rating is A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry and has superior management. Commercial paper issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

AAA & AA and Aaa & Aa Bond Ratings

         Bonds rated AAA and Aaa have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's AAA rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and the majority of instances they differ from AAA issues only in small degree. Moody's Aaa rating indicates the ultimate degree of protection as to principal and interest. Moody's Aa rated bonds, though also high-grade issues, are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger.

                        OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits for the Fund

    (a)  Financial Highlights

         Included in the Prospectuses:

         Financial Information

         Included in the Statement of Additional Information:

         Statement of Net Assets, June 30, 1997
         Statement of Operations, June 30, 1997
         Statement of Changes in Net Assets
         for the years ended June 30, 1996 and June 30, 1997
         Notes to Financial Highlights, June 30, 1997
         Report of Independent Auditors

         Included in Part C of the Registration Statement

         All other schedules are omitted as the required information is inapplicable

    (b)  Exhibits

         (1)  Declaration of Trust - Filed herewith.

         (2)  By-Laws - Filed herewith.

         (3)  Not applicable.

         (4) (a) Specimen form of Share Certificate for Alliance Government Reserves - Incorporated by reference to
              Exhibit 4 to Post-Effective Amendment No. 14 of the Registrant's Registration Statement on Form N-1A, filed October 28, 1988.

         (4)  (b) Specimen form of Share Certificate for Alliance
              Treasury Reserves - Incorporated by reference to
              Exhibit 4(b) to Post-Effective Amendment No. 19 of the Registrant's Registration Statement on
              Form N-1A, filed June 21, 1993.

         (5)  Advisory Agreement between the Registrant and
              Alliance Capital Management L.P. - Filed herewith.

         (6)  Distribution Services Agreement between the
              Registrant and Alliance Fund Distributors, Inc. -
              Filed herewith.

         (7)  Not applicable.

         (8)  (a) Custodian Contract between the Registrant and
              State Street Bank and Trust Company - Filed herewith.

         (8)  (b) Amendment to Custodian Contract between the
              Registrant and State Street Bank and Trust
              Company - Filed herewith.

         (9) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Filed herewith.

         (10) Not applicable.

         (11) Consent of Independent Auditors - Filed herewith.

         (12) Not applicable.

         (13) Not applicable.

         (14) Not applicable.

         (15) Rule 12b-1 Plan - See Exhibit 6 hereto.

         (16) Schedule of Computation of Performance Quotation
              Provided in Response to Item 22 - Filed herewith.

         (27) Not applicable.

         Other Exhibits:

              Powers of Attorney of: John D. Carifa, Charles H.P. Duell, William H. Foulk, Jr., Alfred Lee Loomis, III, Elizabeth J. McCormack, David K. Storrs, Dave. H. Williams, John Winthrop - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 14 of the Registrant's Registration Statement on Form N-1A, filed
              October 28, 1988.

              Power of Attorney of Hon. James D. Hodgson -
              Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 16 of the Registrant's
              Registration Statement on Form N-1A, filed
              August 30, 1990.

              Powers of Attorney of:  Sam Y. Cross and Shelby
              White - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 18 of the

              Registrant's Registration Statement on Form N-1A, filed October 13, 1992.

              Powers of Attorney of: John D. Carifa, Sam Y. Cross, Charles H.P. Duell, William H. Foulk, Jr., Elizabeth J. McCormack, David K. Storrs, Shelby White, Dave. H. Williams - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A, filed on October 31, 1996.

              Powers of Attorney of:  John D. Carifa, Sam Y.
              Cross, Charles H.P. Duell, William H. Foulk, Jr.,
              Donald J. Robinson, David K. Storrs, Shelby White,
              Dave. H. Williams - Filed herewith.

ITEM 25. Persons Controlled by or under Common Control with
         Registrant.

         None.

ITEM 26. Number of Holders of Securities.

         Registrant had, as of October 15, 1997, record holders of shares of beneficial interest:

              Alliance Government Reserves  59,791
              Alliance Treasury Reserves    26,510

ITEM 27. Indemnification

         It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in
         Article V of Registrant's Agreement and Declaration of Trust, filed as Exhibit 1 in response to Item 24 and
         Section 7 of the Distribution Agreement filed as
         Exhibit 6 in response to Item 24, all as set forth below. The liability of the Registrant's trustees and officers is also dealt with in Article V of Registrant's Agreement and Declaration of Trust. The Adviser's liability for loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit 5 in response to Item 24, as set forth below.

         Article V of Registrant's Agreement and Declaration of
         Trust reads as follows:

         Section 5.1 - No Personal Liability of Shareholders,

         Trustees, etc.
         No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property, including the or any series thereof. No Trustee, officer, employee or agent of the Trust shall property of any series of the Trust, or the acts, obligations or affairs of the Trust be subject to any personal liability whatsoever to any Person, other than the Trust or applicable series thereof or its Shareholders, in connection with Trust Property or the property of any series thereof or the affairs of the Trust or any series thereof, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property or the property of the appropriate series of the Trust for satisfaction of claims of any nature arising in connection with the affairs of the Trust or any series thereof. If any Shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability, provided that any such expenses shall be paid solely out of the funds and property of the series of the Trust with respect to which such Shareholder's Shares are issued. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

         Section 5.2 - Non-Liability of Trustees, etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

         Section 5.3 - Indemnification.
         (a) The Trustees shall provide for indemnification by the Trust (or by the appropriate series thereof) of every person who is, or has been, a Trustee or officer of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the By-Laws.

         (b)  The words "claim," "action," "suit," or
         "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         Section 5.4 - No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for performance of any of his duties hereunder.

         Section 5.5 - No Duty of Investigation; Notice in Trust Instruments, Insurance. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees shall recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees or Shareholders, individually, but bind only the Trust Property or the property of the appropriate series of the Trust, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees or Shareholders individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

         Section 5.6 - Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         The Advisory Agreement between Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

         The Distribution Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in or necessary to make the statements in either thereof not misleading; provided, however that nothing therein shall be so construed as to protect Alliance Fund Distributors, Inc. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

         The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Agreement between Registrant and Alliance Fund Distributors, Inc.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
         1980) the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the

         Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or
         (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company.

ITEM 28. Business and Other Connections of Investment Adviser.

         The descriptions of Alliance Capital Management L.P. under the caption "The Adviser" in the Prospectus and "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 29. Principal Underwriters

    (a)  Alliance Fund Distributors, Inc., the Registrant's
         Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal
         Underwriter or Distributor for the following investment companies:

              ACM Institutional Reserves, Inc.
              AFD Exchange Reserves
              Alliance All-Asia Investment Fund, Inc.
              Alliance Balanced Shares, Inc.
              Alliance Bond Fund, Inc.
              Alliance Capital Reserves
              Alliance Developing Markets Fund, Inc.
              Alliance Global Dollar Government Fund, Inc.
              Alliance Global Small Cap Fund, Inc.
              Alliance Global Strategic Income Trust, Inc.
              Alliance Growth and Income Fund, Inc.
              Alliance Greater China '97 Fund, Inc.
              Alliance Income Builder Fund, Inc.
              Alliance International Fund
              Alliance Limited Maturity Government Fund,
                Inc.
              Alliance Money Market Fund
              Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund, Inc.
              Alliance Municipal Income Fund II
              Alliance Municipal Trust
              Alliance New Europe Fund, Inc.
              Alliance North American Government Income
                Trust, Inc.
              Alliance Premier Growth Fund, Inc.
              Alliance Quasar Fund, Inc.
              Alliance Real Estate Investment Fund, Inc.
              Alliance/Regent Sector Opportunity Fund, Inc. Alliance Short-Term Multi-Market Trust, Inc. Alliance Technology Fund, Inc.
              Alliance Utility Income Fund, Inc.
              Alliance Variable Products Series Fund, Inc.
              Alliance World Income Trust, Inc.
              Alliance Worldwide Privatization Fund, Inc.
              Fiduciary Management Associates
              The Alliance Fund, Inc.
              The Alliance Portfolios

              (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345

                   Avenue of the Americas, New York, New York,
                   10105.

Name                     Positions and            Positions and
                         Offices With             Offices With
                         Underwriter              Registrant

Michael J. Laughlin      Chairman

Robert L. Errico         President

Edmund P. Bergan, Jr.    Senior Vice President,   Secretary
                         Secretary &
                         General Counsel

James S. Comforti        Senior Vice President

James L. Cronin          Senior Vice President

Daniel J. Dart           Senior Vice President

Richard A. Davies        Senior Vice President,
                         Managing Director

Byron M. Davis           Senior Vice President

Anne S. Drennan          Senior Vice President
                         & Treasurer

Mark J. Dunbar           Senior Vice President

Bradley F. Hanson        Senior Vice President

Geoffrey L. Hyde         Senior Vice President

Robert H. Joseph, Jr.    Senior Vice President
                         & Chief Financial Officer

Richard E. Khaleel       Senior Vice President

Stephen R. Laut          Senior Vice President

Daniel D. McGinley       Senior Vice President

Ryne A. Nishimi          Senior Vice President

Antonios G. Poleonadkis  Senior Vice President

Robert E. Powers         Senior Vice President

Richard K. Saccullo      Senior Vice President

Gregory K. Shannahan     Senior Vice President

Joseph F. Sumanski       Senior Vice President

Peter J. Szabo           Senior Vice President

Nicholas K. Willett      Senior Vice President

Richard A. Winge         Senior Vice President

Jamie A. Atkinson        Vice President

Benji A. Baer            Vice President

Kenneth F. Barkoff       Vice President

Casimir F. Bolanowski    Vice President

Timothy W. Call          Vice President

Kevin T. Cannon          Vice President

John R. Carl             Vice President

William W. Collins, Jr.  Vice President

Leo H. Cook              Vice President

Richard W. Dabney        Vice President

John F. Dolan            Vice President

Sohaila S. Farsheed      Vice President

William C. Fisher        Vice President

Gerard J. Friscia        Vice President
                         & Controller

Andrew L. Gangolf        Vice President &         Assistant
                         Assistant General        Secretary
                         Counsel

Mark D. Gersten          Vice President           Treasurer &
                                                  Chief
                                                  Financial
                                                  Officer

Joseph W. Gibson         Vice President

Charles M. Greenberg     Vice President

Alan Halfenger           Vice President

William B. Hanigan       Vice President

Daniel M. Hazard         Vice President

George R. Hrabovsky      Vice President

Valerie J. Hugo          Vice President

Scott Hutton             Vice President

Thomas K. Intoccia       Vice President

Larry P. Johns           Vice President

Richard D. Keppler       Vice President

Gwenn M. Kessler         Vice President

Donna M. Lamback         Vice President

James M. Liptrot         Vice President

James P. Luisi           Vice President

Shawn P. McClain         Vice President

Christopher J.
  MacDonald              Vice President

Michael F. Mahoney       Vice President

Lori E. Master           Vice President

Shawn P. McClain         Vice President

Maura A. McGrath         Vice President

Thomas F. Monnerat       Vice President

Joanna D. Murray         Vice President

Jeanette M. Nardella     Vice President

Nicole Nolan-Koester     Vice President

John C. O'Connell        Vice President

John J. O'Connor         Vice President

Robert T. Pigozzi        Vice President

James J. Posch           Vice President

Domenick Pugliese        Vice President           Assistant
                         & Assistant              Secretary
                         General Counsel

Bruce W. Reitz           Vice President

Dennis A. Sanford        Vice President

Karen C. Satterberg      Vice President

Robert C. Schultz        Vice President

Raymond S. Sclafani      Vice President

Richard J. Sidell        Vice President

Andrew D. Strauss        Vice President

Michael J. Tobin         Vice President

Joseph T. Tocyloski      Vice President

Martha D. Volcker        Vice President

Patrick E. Walsh         Vice President

William C. White         Vice President

Emilie D. Wrapp          Vice President           Assistant
                         & Special Counsel        Secretary

Charles M. Barrett       Assistant Vice President

Robert F. Brendli        Assistant Vice President

Maria L. Carreras        Assistant Vice President

John W. Cronin           Assistant Vice President

John P. Chase            Assistant Vice President

Russell R. Corby         Assistant Vice President

Ralph A. DiMeglio        Assistant Vice President

Faith Dunn               Assistant Vice President

John C. Endahl           Assistant Vice President

John E. English          Assistant Vice President

Duff C. Ferguson         Assistant Vice President

John Grambone            Assistant Vice President

Brian S. Hanigan         Assistant Vice President

James J. Hill            Assistant Vice President

Edward W. Kelly          Assistant Vice President

Michael Laino            Assistant Vice President

Nicholas J. Lapi         Assistant Vice President

Patrick Look             Assistant Vice President
                         & Assistant Treasurer

Richard F. Meier         Assistant Vice President

Catherine N. Peterson    Assistant Vice President

Carol H. Rappa           Assistant Vice President

Clara Sierra             Assistant Vice President

Vincent T. Strangio      Assistant Vice President

Wesley S. Williams       Assistant Vice President

Christopher J. Zingaro   Assistant Vice President

Mark R. Manley           Assistant Secretary

    (c)  Not applicable.

ITEM 30. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc. 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 3l. Management Services.
         Not applicable.

ITEM 32. Undertakings.
         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

                            SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of October 1997.

                                  ALLIANCE GOVERNMENT RESERVES
                                  by/s/ Ronald M. Whitehill
                                    __________________________
                                        Ronald M. Whitehill
                                            President

         Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

    Signature                    Title           Date

1)  Principal
    Executive Officer

    /s/ Ronald M. Whitehill      President       October 30, 1997
    ______________________
        Ronald M. Whitehill

2)  Principal Financial and
    Accounting Officer

    /s/ Mark D. Gersten          Treasurer and   October 30, 1997
    _______________________      Chief Financial
        Mark D. Gersten          Officer

3)  All of the Trustees

    John D. Carifa               Donald J. Robinson
    Sam Y. Cross                 David K. Storrs
    Charles H.P. Duell           Shelby White
    William H. Foulk, Jr.        Dave H. Williams

    by/s/ Edmund P. Bergan, Jr.                  October 30, 1997
      _________________________
          (Attorney-in-fact)
          Edmund P. Bergan, Jr.

                        Index to Exhibits


                                                             Page
(1)      Declaration of Trust

(2)      By-Laws

(5)      Advisory Agreement

(6)      Distribution Services Agreement

(8)(a)   Custodian Contract
(8)(b)   Amendment to Custodian Contract

(9)      Transfer Agency Agreement

(11)     Consent of Independent Auditors

(16) Schedule of Computation of Performance Quotation in Response to Item 22


Other Exhibits:
Power of Attorney for:

John D. Carifa
Sam Y. Cross
Charles H.P. Duell
William H. Foulk, Jr.
Donald J. Robinson
David K. Storrs
Shelby White
Dave H. Williams



















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